STANDARD TERMS AND CONDITIONS OF TRUST
                                       FOR
                           VAN KAMPEN FOCUS PORTFOLIOS


                      EFFECTIVE FOR UNIT INVESTMENT TRUSTS
                      ESTABLISHED ON AND AFTER MAY 2, 2001
                     (INCLUDING VAN KAMPEN FOCUS PORTFOLIOS
                        SERIES 284 AND SUBSEQUENT SERIES)


                                      AMONG

                              VAN KAMPEN FUNDS INC.
                                  AS DEPOSITOR

                                       AND

                              THE BANK OF NEW YORK
                                   AS TRUSTEE

                                       AND

                      VAN KAMPEN INVESTMENT ADVISORY CORP.
                                  AS SUPERVISOR





                                TABLE OF CONTENTS

                                                                          PAGE

Preambles....................................................................3

Certificate of Ownership.....................................................3

ARTICLE I                  DEFINITIONS.......................................5

       Section 1.01.       Definitions.......................................5

ARTICLE II                 DEPOSIT OF SECURITIES; ACCEPTANCE OF TRUST;
                           FORM AND ISSUANCE OF UNITS;CERTIFICATES;
                           SEPARATE TRUSTS..................................11

       Section 2.01.       Deposit of Securities............................11
       Section 2.02.       Acceptance of Trust..............................14
       Section 2.03.       Issuance of Units................................14
       Section 2.04.       Form of Certificates.............................15
       Section 2.05.       Separate Trusts..................................14

ARTICLE III                ADMINISTRATION OF FUND...........................15

       Section 3.01.       Initial Costs....................................15
       Section 3.02.       Income Account...................................15
       Section 3.03.       Capital Account..................................16
       Section 3.04.       Reserve Account..................................16
       Section 3.05.       Deductions and Distributions.....................16
       Section 3.06.       Distribution Statements..........................18
       Section 3.07.       Sale of Securities...............................20
       Section 3.08.       Counsel..........................................22
       Section 3.09.       Trustee not Required to Amortize.................22
       Section 3.10.       Liability of Depositor...........................22
       Section 3.11.       Notice to Depositor..............................22
       Section 3.12.       Replacement Securities...........................23
       Section 3.13.       Bookkeeping and Administrative Expenses..........24
       Section 3.14.       Abatement of Compensation of the Trustee,
                               Depositor and Supervisory Servicer
                               in an Equity and Treasury Trust..............25
       Section 3.15.       Deferred Sales Charge............................26
       Section 3.16.       Creation and Development Fee.....................26
       Section 3.17.       Reclaiming Foreign Taxes.........................27
       Section 3.18.       Foreign Currency Exchange........................27

ARTICLE IV                 SUPERVISORY SERVICER.............................27

       Section 4.01.       Compensation.....................................27
       Section 4.02.       Liability of Supervisory Servicer................28
       Section 4.03.       Resignation and Removal of
                           Supervisory Servicer; Successor..................28

ARTICLE V                  EVALUATION OF SECURITIES.........................30

       Section 5.01.       Evaluation of Securities.........................30
       Section 5.02.       Information for Unitholders......................31
       Section 5.03.       Liability for Evaluation Services................31

ARTICLE VI                 EVALUATION, REDEMPTION, PURCHASE,
                           TRANSFER, INTERCHANGE OR
                           REPLACEMENT OF UNITS............................ 31

       Section 6.01.       Trust Evaluation.................................31
       Section 6.02.       Redemptions by Trustee;
                             Purchases by Depositor.........................32
       Section 6.03.       Transfer or Interchange of Units.................35
       Section 6.04.       Certificates Mutilated,
                              Destroyed, Stolen or Lost.....................36
       Section 6.05.       Rollover of Units................................37

ARTICLE VII                TRUSTEE..........................................38

       Section 7.01.       General Definition of Trustee's
                           Liabilities, Rights and Duties...................38
       Section 7.02.       Books, Records and Reports.......................43
       Section 7.03.       Indenture and List of Securities on File.........44
       Section 7.04.       Compensation.....................................44
       Section 7.05.       Removal and Resignation of Trustee; Successor....45
       Section 7.06.       Qualifications of Trustee........................46

ARTICLE VIII               RIGHTS OF UNITHOLDERS............................46

       Section 8.01.       Beneficiaries of Trust...........................46
       Section 8.02.       Rights, Terms and Conditions.....................46

ARTICLE IX                 ADDITIONAL COVENANTS;
                           MISCELLANEOUS PROVISIONS.........................47

       Section 9.01.       Amendments.......................................47
       Section 9.02.       Termination......................................48
       Section 9.03.       Termination of a Target Index....................50
       Section 9.04.       Construction.....................................50
       Section 9.05.       Registration of Units............................50
       Section 9.06.       Written Notice...................................51
       Section 9.07.       Severability.....................................51
       Section 9.08.       Dissolution of Depositor Not to Terminate........51

EXECUTION OF STANDARD TERMS AND CONDITIONS OF TRUST.........................51




                     STANDARD TERMS AND CONDITIONS OF TRUST
                                       FOR
                           VAN KAMPEN FOCUS PORTFOLIOS

         These Standard Terms and Conditions of Trust are executed by the Depositor, the Trustee and the Supervisor.


                                WITNESSETH THAT:

         In consideration of the premises and of the mutual agreements herein contained, the Depositor, the Trustee and the Supervisor agree as follows:


                                  INTRODUCTION

         These Standard Terms and Conditions of Trust shall be applicable to Van Kampen Focus Portfolios unit investment trusts as provided in this paragraph. For Van Kampen Focus Portfolios unit investment trusts to which these Standard Terms and Conditions of Trust are to be applicable, the Depositor, the Trustee and the Supervisor shall execute a Trust Agreement incorporating by reference these Standard Terms and Conditions of Trust and designating any exclusions from or additions or exceptions to such incorporation by reference for the purposes of each Trust or variation of the terms hereof for the purposes of each Trust.

         WHEREAS, the form of the Certificates in the respective Trusts shall be substantially as follows:

--------------------------------------------------------------------------------

                            CERTIFICATE OF OWNERSHIP

Evidencing an Undivided
Interest in

         THIS IS TO CERTIFY THAT

_________________________ is the owner and registered holder of this Certificate evidencing the ownership of of fractional undivided interest in the above-named Trust created pursuant to the Indenture, a copy of which is available at the office of the Trustee. This Certificate is issued under and is subject to the terms, provisions and conditions of the Indenture to which the Holder of this Certificate by virtue of the acceptance hereof assents and is bound, a summary of which Indenture is contained in the prospectus related to the Trust. This Certificate is transferable and interchangeable by the registered owner in person or by his duly authorized attorney at the Trustee's office upon surrender of this Certificate properly endorsed or accompanied by a written instrument of transfer and any other documents that the Trustee may require for transfer, in form satisfactory to the Trustee, and payment of the fees and expenses provided in the Indenture.

         Witness the facsimile signature of the Depositor and the manual signature of an authorized signatory of the Trustee.

DATED:

VAN KAMPEN FUNDS, INC.                                    THE BANK OF NEW YORK
     Depositor                                            Trustee



By____________________________                            By
                          Chairman Authorized Signatory

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM    -as tenants in common         UNIF GIFT MIN ACT - _____Custodian_____
TEN ENT    -as tenants by the entireties                    (Cust)       (Minor)
JT TEN     -as joint tenants with right        Under Uniform Gifts to Minors Act
           of survivorship and not
           as tenants in common                ______________________________
                                                                          State

         Additional abbreviations may also be used though not in the above list.


                              (FORM OF ASSIGNMENT)

         For Value Received, ___________________________________________________

hereby sell, assign and transfer _________ Units represented by this Certificate unto _____________________________

--------------------------------------------------------------------------------

                  SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE
                      MUST BE PROVIDED

                   -----------------------------------------------------------


                   -----------------------------------------------------------

--------------------------------------------------------------------------------

and does hereby irrevocably constitute and appoint _____________________, attorney, to transfer said Units on the books of the Trustee, with full power and substitution in the premises.

Dated:                ____________________________________
                      NOTICE: The signature to this assignment must correspond with the name as written upon the face of the Certificate in every particular, without alteration or enlargement or any change whatever.

SIGNATURE(S) GUARANTEED BY

-----------------------------------------------------
                     Firm or Bank


-----------------------------------------------------
                 Authorized Signature

---------------------------------------------------------------------------
Signatures must be guaranteed by a participant in the Securities Transfer Agents Medallion Program ("STAMP") or in such other signature guarantee program as is acceptable to the Trustee.
---------------------------------------------------------------------------



--------------------------------------------------------------------------------


         NOW, THEREFORE, in consideration of the premises and of the mutual agreements herein contained, the Depositor, the Trustee and the Supervisor agree as follows:


                                    ARTICLE I


                                   DEFINITIONS

     Section 1.01. Definitions. Whenever used in this Indenture the following words and phrases, unless the context clearly indicates otherwise, shall have the following meanings:

     (1) "Depositor" shall mean Van Kampen Funds Inc. and its successors in interest, or any successor depositor appointed as hereinafter provided.

     (2) "Trustee" shall mean The Bank of New York, or any successor trustee appointed as hereinafter provided.

     (3) "Supervisor" shall mean Van Kampen Investment Advisory Corp. and its successors in interest, or any successor portfolio supervisor appointed as hereinafter provided.

     (4) "Additional Securities Delivery Period" shall have the meaning assigned to it in Section 2.01.

     (5) "Business Day" shall mean any day on which the New York Stock Exchange is open except as stated in the following sentences. With respect to a Trust which holds Securities principally traded on foreign securities exchanges in two or more countries, "Business Day" shall mean any day on which the New York Stock Exchange is open other than any day on which Securities representing greater than thirty-three percent (33%) of the aggregate value (determined as described in Section 5.01) of the Trust are not traded on the principal trading exchange for such Securities due to a customary business holiday on such exchange. With respect to a Trust which holds Securities principally traded on a foreign securities exchange(s) in a single country, "Business Day" shall mean any day on which the New York Stock Exchange is open other than any day on which such foreign securities exchange is closed due to a customary business holiday on such exchange(s).

     (6)  "Capital Account" shall have the meaning assigned to it in Section
          3.03.

     (7) "Capital Account Distribution Date" shall have the meaning assigned to it in the Trust Agreement.

     (8) "Capital Account Record Date" shall have the meaning assigned to it in the Trust Agreement.

     (9) "Certificate" shall mean any one of the certificates executed by the Trustee and the Depositor evidencing ownership of an undivided fractional interest in a Trust.

     (10) "Contract Securities" shall mean Securities which are to be acquired by a Trust pursuant to purchase contracts which have been assigned to the Trustee.

     (11) "Creation and Development Account" shall have the meaning assigned to it in Section 3.16.

     (12) "Deferred Sales Charge Payment" shall have the meaning assigned to it in Section 3.15.

     (13) "Deferred Sales Charge Payment Dates" shall have the meaning assigned to it in the Trust Agreement.

     (14) "Delivery Period" shall have the meaning assigned to it in Section
          2.01.

     (15) "Depositor's Account" shall have the meaning assigned to it in Section 3.15.

     (16) "Distribution Agent" shall mean the Trustee acting in its capacity as distribution agent pursuant to Section 6.05 herein.

     (17) "Eligible Foreign Custodian" shall have the meaning assigned to it in Rule 17f-5 under the Investment Company Act of 1940 (17 CFR ss. 270.17f-5), as now in effect or as such rule may be amended in the future.

     (18) "Eligible Securities Depository" shall have the meaning assigned to it in Rule 17f-7 under the Investment Company Act of 1940 (17 CFR ss. 270.17f-7), as now in effect or as such rule may be amended in the future.

     (19) "Equity Securities" shall mean any equity securities of corporations or other entities deposited in a Trust.

     (20) "Equity Trust" shall mean a Trust which is comprised entirely of Equity Securities.

     (21) "Equity and Treasury Trust" shall mean a Trust which is comprised of both Equity Securities and Zero Coupon Obligations.

     (22) "Evaluation" shall have the meaning assigned to it in Section 5.01.

     (23) "Evaluation Time" shall mean the close of regular trading on the New York Stock Exchange or such other time stated in the Prospectus related to a Trust.

     (24) "Failed Contract Security" shall have the meaning assigned to it in
          Section 3.12.

     (25) "Foreign Custody Manager" shall have the meaning assigned to it in Rule 17f-5 under the Investment Company Act of 1940 (17 CFR ss. 270.17f-5), as now in effect or as such rule may be amended in the future.

     (26) "Fund" shall mean the collective Trusts created by the Trust Agreement, which shall consist of Securities held pursuant and subject to the Indenture, together with all undistributed income or other amounts received or accrued thereon, any undistributed cash held in the Income and Capital Accounts or otherwise realized from the sale, redemption, liquidation or maturity thereof. Such amounts as may be on deposit in the Reserve Account as hereinafter established shall be excluded from the Fund.

     (27) "Income Account" shall have the meaning assigned to it in Section
          3.02.

     (28) "Income Account Distribution Date" shall have the meaning assigned to it in the Trust Agreement.

     (29) "Income Account Record Date" shall have the meaning assigned to it in the Trust Agreement.

     (30) "Income Distribution" shall have the meaning assigned to it in Section 3.05.

     (31) "Indenture" shall mean these Standard Terms and Conditions of Trust as originally executed or, if amended as hereinafter provided, as so amended, together with the Trust Agreement creating a particular series of the Fund.

     (32) "Index Trust" shall mean a Trust which has elected to be taxed as a "regulated investment company" as defined in the United States Internal Revenue Code of 1986, as amended, and invests primarily in securities which are components of a single recognized securities index with the objective of (a) holding a portfolio of Securities which substantially replicates the components of such index and the weightings thereof on an ongoing basis over such Trust's life and/or
          (b) achieving a total return comparable to such index on an ongoing basis over such Trust's life. Such recognized securities index related to an Index Trust shall be referred to herein as the Trust's "Target Index".

     (33) "Initial Date of Deposit" shall mean the date of the initial Trust Agreement applicable to a Trust.

     (34) "In Kind Distribution" shall have the meaning assigned to it in
          Section 6.02.

     (35) "Letter of Credit" shall mean the letter of credit or letters of credit provided to the Trustee by a financial institution for the purchase of any Contract Securities deposited in a Trust.

     (36) "Mandatory Termination Date" shall be the date so specified in the Trust Agreement.

     (37) "New Series" shall have the meaning assigned to it in Section 6.05.

     (38) "Percentage Ratio" shall mean (a) with respect to an Equity Trust other than an Index Trust, the percentage relationship among the Equity Securities based on the number of shares of each Equity Security per Unit existing immediately prior to such additional deposit, (b) with respect to an Index Trust, the actual number of shares of each Security as a percent of all shares of Securities necessary to cause the Trust portfolio to replicate, to the extent practicable, the Trust's Target Index immediately prior to any subsequent deposit of Securities and (c) with respect to an Equity and Treasury Trust other than an Index Trust, the percentage relationship existing immediately prior to the related additional deposit of Securities among the maturity value per Unit of the Zero Coupon Obligations, each Equity Security per Unit as a percent of all shares of Equity Securities and the sum of the maturity value per Unit of the Zero Coupon Obligations and all Equity Securities attributable to each Unit. The Percentage Ratio shall be adjusted to the extent necessary, and may be rounded, to reflect the occurrence of a stock dividend, a stock split or a similar event which affects the capital structure of the issuer of an Equity Security.

     (39) "Prospectus" shall mean (a) the prospectus relating to the Trust filed with the Securities and Exchange Commission pursuant to Rule 497(b) under the Securities Act of 1933, as amended, and dated the date of the Trust Agreement or (b) if any post-effective amendment to such prospectus shall have been subsequently made effective under the Securities Act of 1933, as amended, such post-effective amendment thereto.

     (40) "Redemption Date" shall have the meaning assigned to it in Section
          6.02.

     (41) "Redemption Price" shall have the meaning assigned to it in Section 6.02.

     (42) "Reserve Account" shall have the meaning assigned to it in Section
          3.04.

     (43) "Replacement Security" shall have the meaning assigned to it in
          Section 3.12.

     (44) "Rollover Distribution" shall have the meaning assigned to it in
          Section 6.05.

     (45) "Rollover Unitholder" shall have the meaning assigned to it in Section 6.05.

     (46) "Securities" shall mean (a) the Zero Coupon Obligations and Equity Securities deposited in an Equity and Treasury Trust and shall mean the Equity Securities deposited in an Equity Trust, which Securities are listed in the various Schedules to the Trust Agreement or are deposited in a Trust pursuant to Section 2.01(b) hereof, (b) Replacement Securities acquired pursuant to Section 3.12 hereof, as may from time to time to be construed to be held as part of a Trust and (c) distributions of the same securities.

     (47) "Settlement Date" shall have the meaning assigned to it in Section
          6.02.

     (48) "Special Redemption Date" shall mean the Mandatory Termination Date or such other meaning assigned to it in the Trust Agreement.

     (49) "Subscription Notice" shall have the meaning assigned to it in Section 2.01.

     (50) "Supplemental Indenture" shall mean an amendment or supplement to the Indenture pursuant to Section 2.01(b) for the purpose of depositing additional Securities in a Trust and issuing additional Units.

     (51) "Target Index" shall have the meaning assigned to it in the definition of "Index Trust" herein.

     (52) "Trade Date" shall have the meaning assigned to it in Section 2.01.

     (53) "Trust" or "Trusts" shall mean the separate trust or trusts created by this Indenture, the Securities constituting the portfolios of which are listed in the various separate Schedules attached to the related Trust Agreement.

     (54) "Trust Agreement" shall mean the trust agreement for the particular series of the Fund into which these Standard Terms and Conditions are incorporated.

     (55) "Trust Evaluation" shall have the meaning assigned to it in Section 6.01.

     (56) "Unit" in respect of any Trust shall mean the fractional undivided interest in and ownership of the Trust which shall be initially equal to the fraction specified in the Trust Agreement, the numerator of which is one and the denominator of which fraction shall be (1) increased by the number of any additional Units issued pursuant to
          Section 2.03 hereof, (2) increased or decreased in connection with an adjustment to the number of Units pursuant to Section 2.03 and (3) decreased by the number of any Units redeemed as provided in Section
          6.02 hereof. Whenever reference is made herein to the "interest" of a Unitholder in the Trust or in the Income and Capital Accounts, it shall mean such fractional undivided interest represented by the number of Units held of record by such Unitholder.

     (57) "Unitholder" shall mean the registered holder of any Unit, whether or not in certificated form, as recorded on the registration books of the Trustee.

     (58) "Unit Value" shall have the meaning assigned to it in Section 6.01.

     (59) "Zero Coupon Obligations" shall mean any zero coupon bonds, i.e., obligations which accrue but do not pay income currently, are sold at a discount from principal value and represent an obligation to receive the principal value thereof at a future date, issued by the United States government, which are deposited in an Equity and Treasury Trust. Only Zero Coupon Obligations which, if certificated, are or may be registered and held by the Trustee in book entry form on the registration books of a bank, governmental entity or clearing house which it is authorized to use as custodian of assets of a unit investment trust pursuant to the Investment Company Act of 1940 shall be eligible for deposit in any Equity and Treasury Trust.

     (60) Words importing singular number shall include the plural number in each case and vice versa, and words importing persons shall include corporations and associations, as well as natural persons.

     (61) The words "herein," "hereby," "herewith," "hereof," "hereinafter," "hereunder," "hereinabove," "hereafter," "heretofore" and similar words or phrases of reference and association shall refer to this Indenture in its entirety.


                                   ARTICLE II


                   DEPOSIT OF SECURITIES; ACCEPTANCE OF TRUST;
                           FORM AND ISSUANCE OF UNITS;
                                  CERTIFICATES;
                                 SEPARATE TRUSTS

        Section 2.01. Deposit of Securities. (a) The Depositor, on the date of the Trust Agreement, has deposited with the Trustee in trust the Securities listed in the Schedules to the Trust Agreement in bearer form or duly endorsed in blank or accompanied by all necessary instruments of assignment and transfer in proper form or Contract Securities relating to such Securities to be held, managed and applied by the Trustee as herein provided. The Depositor shall deliver the Securities listed on said Schedules which were not actually delivered concurrently with the execution and delivery of the Trust Agreement and which were represented by Contract Securities to the Trustee within 10 calendar days after said execution and delivery (the "Delivery Period"). If a contract to buy such Securities between the Depositor and seller is terminated by the seller thereof for any reason beyond the control of the Depositor or if for any other reason the Securities are not delivered to the Trust by the end of the Delivery Period, the Trustee shall immediately draw on the Letter of Credit, if any, in its entirety, apply the moneys in accordance with Section 2.01(d), and the Depositor shall forthwith take the remedial action specified in Section
3.12. If the Depositor does not take the action specified in Section 3.12 within 10 calendar days of the end of the Delivery Period, the Trustee shall forthwith take the action specified in Section 3.12.

         (b) From time to time following the Initial Date of Deposit, the Depositor is hereby authorized, in its discretion, to assign, convey to and deposit with the Trustee (i) additional Securities, duly endorsed in blank or accompanied by all necessary instruments of assignment and transfer in proper form (or purchase contracts relating to Contract Securities), and/or (ii) cash (or a Letter of Credit in lieu of cash) with instructions to purchase additional Securities, in an amount equal to the portion of the Unit Value of the Units created by such deposit attributable to the Securities to be purchased pursuant to such instructions. Such deposit of additional Securities or cash with instructions to purchase additional Securities shall be made, in each case, pursuant to a Supplemental Indenture accompanied by a legal opinion issued by legal counsel satisfactory to the Depositor. Instructions to purchase additional Securities shall be in writing, and shall specify the name of the Security, CUSIP number, if any, aggregate amount, price or price range and date to be purchased. When requested by the Trustee, the Depositor shall act as broker or agent to execute purchases in accordance with such instructions; the Depositor shall be entitled to compensation therefor in accordance with applicable law and regulations. The Trustee shall have no liability for any loss or depreciation resulting from any purchase made pursuant to the Depositor's instructions or made by the Depositor as broker, except by reason of its own negligence, lack of good faith or willful misconduct.

         In connection with any deposit pursuant to this Section 2.01(b) in an Equity and Treasury Trust, the Depositor shall be obligated to determine that the maturity value of the Zero Coupon Obligations included in the deposit, divided by the number of Units created by reason of the deposit, shall equal at least $11.00.

         The Depositor, in each case, shall ensure that each deposit of additional Securities pursuant to this Section shall be, as nearly as is practicable, in the identical ratio as the Percentage Ratio for such Securities. With respect to an Index Trust, such additional Securities may be deposited or purchased in round lots; if the amount of the deposit is insufficient to acquire round lots of each Security to be acquired, the additional Securities shall be deposited or purchased in the order of the Securities in the Trust most under-represented in the Trust's portfolio in comparison to their weighting in the Trust's Target Index. The Depositor shall deliver the additional Securities which were not delivered concurrently with the deposit of additional Securities and which were represented by Contract Securities within 10 calendar days after such deposit of additional Securities (the "Additional Securities Delivery Period"). If a contract to buy such Securities between the Depositor and seller is terminated by the seller thereof for any reason beyond the control of the Depositor or if for any other reason the Securities are not delivered to the Trust by the end of the Additional Securities Delivery Period for such deposit, the Trustee shall immediately draw on the Letter of Credit, if any, in its entirety, apply the moneys in accordance with Section 2.01(d), and the Depositor shall forthwith take the remedial action specified in Section 3.12. If the Depositor does not take the action specified in Section 3.12 within 10 calendar days of the end of the Additional Securities Delivery Period, the Trustee shall forthwith take the action specified in Section 3.12.

         (c) In connection with the deposits described in Section 2.01 (a) and
(b), the Depositor has deposited, in the case of Section 2.01(a) deposits, and, prior to the Trustee accepting a Section 2.01(b) deposit, will deposit, cash and/or Letter(s) of Credit in an amount sufficient to purchase the Contract Securities relating to Securities which are not actually delivered to the Trustee at the time of such deposit. The terms of any Letter of Credit must unconditionally allow the Trustee to draw on the full amount of the available Letter of Credit. The Trustee may deposit such cash or cash drawn on the Letter of Credit in a non-interest bearing account for a Trust. If any Contract Security requires settlement in a foreign currency, in connection with the deposit of such Contract Security the Depositor will deposit with the Trustee either an amount of such currency sufficient to settle the contract or a foreign exchange contract in such amount which settles concurrently with the settlement of the Contract Security and cash or a Letter of Credit in U.S. dollars sufficient to perform such foreign exchange contract.

         (d) In the event that the purchase of Contract Securities pursuant to any contract shall not be consummated in accordance with said contract or if the Securities represented by Contract Securities are not delivered to a Trust in accordance with Section 2.01(a) or 2.01(b) and the moneys, or, if applicable, the moneys drawn on the Letter of Credit, deposited by the Depositor are not utilized for Section 3.12 purchases of Replacement Securities, such funds, to the extent of the purchase price of Failed Contract Securities for which no Replacement Securities were acquired pursuant to Section 3.12, plus all amounts described in the next succeeding sentence, shall be credited to the Capital Account and distributed pursuant to Section 3.05 to Unitholders of record as of the Income Account Record Date next following the failure of consummation of such purchase. The Depositor shall cause to be refunded to each Unitholder his pro rata portion of the sales charge levied on the sale of Units to such Unitholder attributable to such Failed Contract Security. Any amounts remaining from moneys drawn on the Letter of Credit which are not used to purchase Replacement Securities or are not used to provide refunds to Unitholders shall be paid to the Depositor.

         (e) The Trustee is hereby irrevocably authorized to effect registration or transfer of the Securities in fully registered form to the name of the Trustee or to the name of its nominee or to hold the Securities in a clearing agency registered with the Securities and Exchange Commission, in a book entry system operated by the Federal Reserve Board, with an Eligible Foreign Custodian or in an Eligible Securities Depository.

         (f) Notwithstanding anything to the contrary herein, subject to the requirements set forth in this Section 2.01(f) and unless the Prospectus otherwise requires, the Depositor may, on any Business Day (the "Trade Date"), subscribe for additional Units as follows:

                   (i) Prior to the Evaluation Time on such Business Day, the Depositor shall provide notice (the "Subscription Notice") to the Trustee, by telephone or by written communication, of the Depositor's intention to subscribe for additional Units. The Subscription Notice shall identify the additional Securities to be acquired (unless such additional Securities are a precise replication of the then existing portfolio) and shall either (a) specify the quantity of additional Securities to be deposited by the Depositor on the settlement date for such subscription or (b) instruct the Trustee to purchase additional Securities with an aggregate value as specified in the Subscription Notice.

                  (ii) Promptly following the Evaluation Time on such Business Day, the Depositor shall verify with the Trustee the number of additional Units to be created.

                 (iii) Not later than the time on the settlement date for such subscription when the Trustee is to deliver or assign the additional Units created hereby, the Depositor shall deposit with the Trustee (a) any additional Securities specified in the Subscription Notice (or contracts to purchase such additional Securities together with cash or a Letter of Credit in the amount necessary to settle such contracts) or
         (b) cash or a Letter of Credit in an amount equal to the aggregate value of the additional Securities specified in the Subscription Notice, and adding and subtracting the amounts specified in the first and second sentences of Section 6.01, computed as of the Evaluation Time on the Business Day preceding the Trade Date divided by the number of Units outstanding as of the Evaluation Time on the Business Day preceding the Trade Date, times the number of additional Units to be created.

                  (iv) On the settlement date for such subscription, the Trustee shall, in exchange for the Securities and cash or Letter of Credit described above, deliver to, or assign in the name of or on the order of, the Depositor the number of Units verified by the Depositor with the Trustee.

        Section 2.02. Acceptance of Trust. The Trustee hereby declares that it holds and will hold each Trust as trustee in trust upon the trusts herein created for the use and benefit of the Unitholders, subject to the terms and conditions of this Indenture.

        Section 2.03. Issuance of Units. (a) The Trustee hereby acknowledges receipt of the deposit of the Securities listed in the Schedules to the Trust Agreement and referred to in Section 2.01 hereof and, simultaneously with the receipt of said deposit, has recorded on its books the ownership, by the Depositor or such other person or persons as may be indicated by the Depositor, of the aggregate number of Units specified in the Trust Agreement and has delivered, or on the order of the Depositor will deliver, in exchange for such Securities, documentation evidencing the ownership of the number of Units specified and, if such Units are represented by a Certificate, such Certificate substantially in the form above recited, representing the ownership of those Units. The number of Units may be increased through a split of the Units or decreased through a reverse split thereof, as directed by the Depositor, on any day on which the Depositor is the only Unitholder, which revised number of Units shall be recorded by the Trustee on its books. The Trustee hereby agrees that on the date of any Supplemental Indenture it shall acknowledge that the additional Securities identified therein have been deposited with it by recording on its books the ownership, by the Depositor or such other person or persons as may be indicated by the Depositor, of the aggregate number of Units to be issued in respect of such additional Securities so deposited, and shall, if so requested, execute a Certificate or Certificates substantially in the form above recited representing the ownership of an aggregate number of those Units.

         (b) Under the terms and conditions of the Indenture and at such times as are permitted by the Trustee, Units may be held in uncertificated form. Units will be held in uncertificated form unless a Unitholder requests a Certificate representing his or her Units. The Trustee shall, at the request of the holder of any Units held in uncertificated form, issue a new Certificate to evidence such Units and at such time make an appropriate notation in the registration books of the Trustee. Certificates, if requested, will be issued in denominations of one Unit, or any whole multiple thereof, subject to the Trust's minimum investment requirements. Thereafter, Units may again be held in uncertificated form by surrendering such Certificate to the Trustee for cancellation. At such time, an appropriate notation will be made in the registration book of the Trustee to indicate that the Units formerly evidenced by such canceled Certificate are Units held in uncertificated form. The rights set forth in this Indenture of any holder of Units held in uncertificated form or of Units represented by a Certificate shall be the same of those of any other Unitholder.

        Section 2.04. Separate Trusts. The Trusts created by this Indenture are separate and distinct trusts for all purposes and the assets of one Trust may not be commingled with the assets of any other nor shall the expenses of any Trust be charged against the other. Units representing the ownership of an undivided fractional interest in one Trust shall not be exchangeable for Units representing the ownership of an undivided fractional interest in any other.

        Section 2.05. Form of Certificates. Each Certificate referred to in
Section 2.03 is, and each Certificate hereafter issued shall be, in substantially the form hereinabove recited, numbered serially for identification, in fully registered form, transferable only on the books of the Trustee as herein provided, executed manually by an authorized officer of the Trustee and in facsimile by the Chairman, President or one of the Vice Presidents of the Depositor and dated the date of execution and delivery by the Trustee.


                                   ARTICLE III


                             ADMINISTRATION OF FUND

        Section 3.01. Initial Costs. To the extent not borne by the Depositor, the expenses incurred in establishing a Trust shall be borne by such Trust, including the cost of the initial preparation and typesetting of the registration statement, prospectuses (including preliminary prospectuses), the Indenture, and other documents relating to a Trust, printing of Certificates, Securities and Exchange Commission and state blue sky registration fees, the costs of the initial valuation of the portfolio and audit of a Trust, the initial fees and expenses of the Trustee, and legal and other out-of-pocket expenses related thereto, but not including the expenses incurred in the printing of prospectuses (including preliminary prospectuses), expenses incurred in the preparation and printing of brochures and other advertising materials and any other selling expenses. To the extent the funds in the Income and Capital Accounts of the Trust shall be insufficient to pay the expenses borne by the Trust specified in this Section 3.01, the Trustee shall advance out of its own funds and cause to be deposited and credited to the Income or Capital Accounts such amount as may be required to permit payment of such expenses. The Trustee shall be reimbursed for such advance in the manner provided in the related Prospectus; provided, however, that nothing herein shall be deemed to prevent, and the Trustee shall be entitled to, full reimbursement for any advances made pursuant to this Section no later than the termination of the Trust.

        Section 3.02. Income Account. The Trustee shall collect the dividends or other like cash distributions on the Securities in each Trust as such becomes payable (including all moneys representing penalties for the failure to make timely payments on the Securities, or as liquidated damages for default or breach of any condition or term of the Securities or of the underlying instrument relating to any Securities and other income attributable to a Failed Contract Security for which no Replacement Security has been obtained pursuant to Section 3.12 hereof) and credit such income to a separate account for each Trust to be known as the "Income Account."

         Any distributions received by the Trustee in a form other than cash (other than a non-taxable distribution of the shares of the distributing corporation) shall, unless the Depositor instructs otherwise, be sold in the manner directed by the Depositor and the proceeds of sale credited to the Income Account of the Trust. The Trustee shall not be liable or responsible in any way for depreciation or loss incurred by reason of any such sale.

        Section 3.03. Capital Account. All moneys received by the Trustee in respect of the Securities in each Trust, other than amounts credited to the Income Account, shall be credited to a separate account for each Trust to be known as the "Capital Account" (except for moneys deposited by the Depositor or moneys pursuant to draws on the Letter of Credit for purchase of Contract Securities pursuant to Section 2.01, which shall be separately held in trust by the Trustee for such purpose and shall not be credited to the Capital Account except as provided in Section 2.01(d)).

        Section 3.04. Reserve Account. From time to time, the Trustee shall withdraw from the cash on deposit in the Income Account or the Capital Account of the appropriate Trust such amounts as it, in its sole discretion, shall deem requisite to establish a reserve for any applicable taxes or other charges, liabilities or obligations that may be payable out of such Trust. Such amounts so withdrawn shall be credited to a separate account for each Trust which shall be known as the "Reserve Account." The Trustee shall not be required to distribute to the Unitholders any of the amounts in the Reserve Account; provided, however, that if it shall, in its sole discretion, determine that such amounts are no longer necessary for the payment of any applicable taxes or other charges, liabilities or obligations, then it shall promptly deposit such amounts in the account from which withdrawn, or if such Trust shall have terminated or shall be in the process of termination, the Trustee shall distribute same in accordance with Section 9.02(d) to each Unitholder such holder's interest in the Reserve Account.

     Section 3.05. Deductions and Distributions. (a) On or immediately after the twenty-fifth day of each month, the Trustee shall satisfy itself as to the adequacy of the Reserve Account, making any further credits thereto as may appear appropriate in accordance with Section 3.04 and shall then with respect to each Trust:

                   (i) deduct from the Income Account or, to the extent funds are not available in such Account or the Prospectus provides otherwise, from the Capital Account and pay to itself individually the amounts that it is at the time entitled to receive pursuant to Section 7.04;

                  (ii) deduct from the Income Account or, to the extent funds are not available in such Account or the Prospectus provides otherwise, from the Capital Account and pay to counsel, as hereinafter provided for, an amount equal to unpaid fees and expenses, if any, of such counsel pursuant to Section 3.08, as certified to by the Depositor;

                 (iii) deduct from the Income Account or, to the extent funds are not available in such Account or the Prospectus provides otherwise, from the Capital Account and pay to, or reserve for, the Depositor the amount that it is entitled to receive pursuant to Section 3.13; and

                  (iv) deduct from the Income Account or, to the extent funds are not available in such Account or the Prospectus provides otherwise, from the Capital Account and pay to, or reserve for, the Supervisor the amount that it is entitled to receive pursuant to Section 4.01.

         (b) (i) On each Income Account Distribution Date, the Trustee shall distribute to each Unitholder of record at the close of business on the preceding Income Account Record Date an amount per Unit equal to such Unitholder's Income Distribution (as defined below) computed as of the close of business on the Income Account Record Date immediately preceding such Income Account Distribution Date. On each Capital Account Distribution Date, the Trustee shall distribute to each Unitholder of record at the close of business on the preceding Capital Account Record Date such Unitholder's pro rata share of the balance of the Capital Account (except for moneys on deposit therein required to purchase Contract Securities). The Trust may provide the following distribution elections: (1) distributions to be made by mail addressed to the post office address of the Unitholder as it appears on the registration books of the Trustee or (2) distributions to be made to the designated agent for any reinvestment program when, as and if available to the Unitholder through the Depositor. If no election is offered by the Depositor or if no election is specified by the Unitholder at the time of purchase of any Unit, distribution of principal and income and capital gains, if any, shall be distributed as provided in (1) above. Any election other than a deemed election as described in the preceding sentence shall be by written notice to, and in form satisfactory to, the Trustee. Once a distribution election has been chosen by the Unitholder, such election shall remain in effect until changed by the Unitholder. Such change of election may be made by notification thereof to the Trustee at any time in form satisfactory to the Trustee. A transferee of any Unit may make his distribution election in the manner as set forth above. The Trustee shall be entitled to receive in writing a notification from the Unitholder as to his or her change of address.

                  (ii) For the purposes of this Section 3.05, the Unitholder's "Income Distribution" shall be equal to such Unitholder's pro rata share of the cash balance (other than any amortized discount) in the Income Account computed as of the close of business on the Income Account Record Date immediately preceding such Income Distribution after deduction of (1) the fees and expenses then deductible pursuant to Section 3.05(a) and (2) the Trustee's estimate of other expenses properly chargeable to the Income Account pursuant to the Indenture which have accrued, as of such Income Account Record Date or are otherwise properly attributable to the period to which such Income Distribution relates.

                 (iii) The amount to be so distributed to each Unitholder shall be that pro rata share of the balance of the Income and Capital Accounts, computed as set forth herein, as shall be represented by the Units registered in the name of such Unitholder. In the computation of each such pro rata share, fractions of less than one cent shall be omitted. After any such distribution provided for above, any cash balance remaining in the Income Account or the Capital Account shall be held in the same manner as other amounts subsequently deposited in each of such accounts, respectively.

                  (iv) Principal and income attributable to Contract Securities which the Depositor shall have declared by written notice to the Trustee to be Failed Contract Securities for which Replacement Securities are not to be substituted pursuant to Section 3.12 hereof shall be distributed to Unitholders of record as of the close of business on the Income Account Record Date next following the failure of consummation of such purchase and shall be distributed not more than 120 days after the receipt of such notice by the Trustee or at such earlier time in such manner as the Trustee in its sole discretion deems to be in the best interest of Unitholders.

                   (v) For the purpose of distributions as herein provided, the Unitholders of record on the registration books of the Trustee at the close of business on each Income Account Record Date shall be conclusively entitled to such distribution, and no liability shall attach to the Trustee by reason of payment to any Unitholder of record. Nothing herein shall be construed to prevent the payment of amounts from the Income Account and the Capital Account to individual Unitholders by means of one check, draft or other instrument or device provided that the appropriate statement of such distribution shall be furnished therewith as provided in Section 3.06 hereof.

        Section 3.06. Distribution Statements. With each distribution from the Income or Capital Accounts of a Trust, the Trustee shall set forth, either in the instrument by means of which payment of such distribution is made or in an accompanying statement, the amount being distributed from each such account, expressed as a dollar amount per Unit of such Trust. The Trustee shall also furnish each Unitholder with a change of address form as part of each statement.

         Within a reasonable period of time after the last Business Day of each calendar year, the Trustee shall furnish to each person who at any time during such calendar year was a Unitholder of a Trust a statement setting forth, with respect to such calendar year and with respect to such Trust:

                   (A)     as to the Income Account:

                         (1) the amount of income received or, in the case of
                    the Zero Coupon Obligations, accrued on the Securities (including amounts received as a portion of the proceeds of any disposition of Securities);

                         (2) the amounts paid from the Income Account for
                    purchases of Securities pursuant to Section 3.12 and for redemptions pursuant to Section 6.02;

                         (3) the deductions from the Income Account for payment
                    into the Reserve Account;

                         (4) the deductions for applicable taxes and fees and
                    expenses of the Trustee, the Depositor, the Supervisor, counsel, auditors and any expenses paid by the Trust pursuant to Section 3.05; and

                         (5) the amounts reserved for purchases of Contract
                    Securities or for purchases made pursuant to Section 3.12;
                    and

                         (6) the balance remaining after such distributions and
                    deductions, expressed both as a total dollar amount and as a dollar amount per Unit outstanding on the last Business Day of such calendar year;

                   (B)     as to the Capital Account;

                         (1) the date of principal payments and prepayments due
                    to sale, maturity, redemption, liquidation or disposition of any of the Securities and the net proceeds received therefrom, excluding any portion thereof credited to the Income Account;

                         (2) the deductions from the Capital Account, if any,
                    for payment of applicable taxes and fees and expenses of the Trustee, the Depositor, the Supervisor, counsel, auditors and any expenses paid by the Trust under Section 3.05;

                         (3) the amount paid for purchases of Securities
                    pursuant to Section 3.12 and for redemptions pursuant to
                    Section 6.02;

                         (4) the deductions from the Capital Account for
                    payments into the Reserve Account;

                         (5) the amounts reserved for purchases of Contract
                    Securities or for purchases made pursuant to Section 3.12;

                         (6) the balance remaining after such distributions and
                    deductions, expressed both as a total dollar amount and as a dollar amount per Unit outstanding on the last Business Day of such calendar year; and

                   (C)     the following information:

                         (1) a list of Securities as of the last Business Day of
                    such calendar year (grouped by maturity range in the case of the Zero Coupon Obligations) and a list which identifies all Securities sold or other Securities acquired during such calendar year, if any;

                         (2) the number of Units outstanding on the last
                    Business Day of such calendar year;

                         (3) the Unit Value as defined in Section 6.01 based on
                    the last Trust Evaluation pursuant to Section 6.01 made during such calendar year; and

                         (4) the amounts actually distributed or which are
                    otherwise attributable to Unitholders during such calendar year from the Income and Capital Accounts, separately stated, expressed as total dollar amounts for such distributions and the status of such distributions for federal income tax purposes.

        Section 3.07. Sale of Securities. (a) If necessary, in order to maintain the sound investment character of a Trust, the Depositor may direct the Trustee to sell or liquidate Securities in such Trust at such price and time and in such manner as shall be determined by the Depositor, provided that the Supervisor has determined, if appropriate, that any one or more of the following conditions exist:

               (i) that there has been a default on any of the Securities in the payment of dividends, after declared and when due and payable;

                  (ii) that any action or proceeding has been instituted at law or equity seeking to restrain or enjoin the payment of dividends on any Equity Securities, or that there exists any legal question or impediment affecting such Equity Securities or the payment of dividends from the same;

                 (iii) that there has occurred any breach of covenant or warranty in any document relating to the issuer of Equity Securities which would adversely affect either immediately or contingently the payment of dividends from the Equity Securities, or the general credit standing of the issuer or otherwise impair the sound investment character of such Equity Securities;

                  (iv) that there has been a default in the payment of dividends, principal of or income or premium, if any, on any other outstanding obligations of the issuer of such Securities;

                   (v) that the price of any Equity Securities had declined to such an extent or other such credit factors exist so that in the opinion of the Supervisor, as evidenced in writing to the Trustee, the retention of such Securities would be detrimental to the Trust and to the interest of the Unitholders;

               (vi) that all of the Securities in the Trust will be sold pursuant to termination of the Trust pursuant to Section 9.02 hereof;

               (vii) that such sale is required due to Units tendered for redemption;

                (viii) that there has been a public tender offer made for a Security or a merger or acquisition is announced affecting a Security, and that in the opinion of the Supervisor the sale or tender of the Security is in the best interest of the Unitholders;

                  (ix) if the Depositor has received a notice from the Trustee described in Section 7.01(e)(2)(D), that in the opinion of the Supervisor, as evidenced in writing to the Trustee, the retention of such Securities would be detrimental to the Trust and to the interest of the Unitholders;

               (x) with respect to an Index Trust, that the Security has been removed from the Trust's Target Index;

                  (xi) with respect to an Index Trust, that the Security is over-represented in the Trust's portfolio in comparison to such Security's weighting in the Trust's Target Index;

                 (xii) if the Trust has not elected to be taxed as a "regulated investment company" as defined in the United States Internal Revenue Code of 1986, as amended, that the sale of such Securities is required in order to prevent the Trust from being deemed an association taxable as a corporation for federal income tax purposes; or

                (xiii) if the Trust has elected to be taxed as a "regulated investment company" as defined in the United States Internal Revenue Code of 1986, as amended, that such sale is necessary or advisable (i) to maintain the qualification of the Trust as a regulated investment company or (ii) to provide funds to make any distribution for a taxable year in order to avoid imposition of any excise taxes on the Trust.

         (b) In the event a Security is sold pursuant to Section 3.07(a)(v) as a direct result of serious adverse credit factors affecting the issuer of such Security and the Trust has elected to be taxed as a "regulated investment company" as defined in the United States Internal Revenue Code of 1986, as amended, then the Depositor may, but is not obligated, to direct the reinvestment of the proceeds of the sale of such Security in any other securities which meet the criteria necessary for inclusion in such Trust on the Initial Date of Deposit.

         (c) In the event a Security is sold pursuant to Section 3.07(a)(x), the Depositor may direct the reinvestment of the proceeds of the sale of such Security, to the extent practicable, into any security which replaces such Security as a component of the Trust's Target Index or, if no security so replaces such Security, into any other Securities which are under-represented in the Trust's portfolio in comparison to their weighting in the Trust's Target Index. In the event a Security is sold pursuant to Section 3.07(a)(xi), the Depositor may direct the reinvestment of the proceeds of the sale of such Security, to the extent practicable, into any other Securities which are under-represented in the Trust's portfolio in comparison to their weighting in the Trust's Target Index. Without limiting the generality of the foregoing, in determining whether such reinvestment is practicable, the Depositor may, but is not obligated to, specifically consider the ability of the Trust to reinvest such proceeds into round lots of a Security.

         (d) Upon receipt of such direction from the Depositor, upon which the Trustee shall rely, the Trustee shall proceed to sell or liquidate the specified Securities in accordance with such direction, and upon the receipt of the proceeds of any such sale or liquidation, after deducting therefrom any fees and expenses of the Trustee connected with such sale or liquidation and any brokerage charges, taxes or other governmental charges shall deposit such net proceeds in the applicable Capital Account; provided, however, that Zero Coupon Obligations may not be sold to pay the fees and expenses of an Equity and Treasury Trust, including the Trustee's fees, the Supervisor's fees and the Depositor's fees, unless the face amount of such Zero Coupon Obligations shall not be reduced below $11 per Unit.

         The Trustee shall not be liable or responsible in any way for depreciation or loss incurred by reason of any sale made pursuant to any such direction or by reason of the failure of the Depositor to give any such direction, and in the absence of such direction the Trustee shall have no duty to sell or liquidate any Securities under this Section 3.07.

        Section 3.08. Counsel. The Depositor may employ from time to time, as it deems necessary or desirable, a firm of attorneys for any legal services which may be required in connection with the Securities, including any legal matters relating to the possible disposition or acquisition of any Securities pursuant to any provisions hereof or for any other reasons deemed advisable by the Depositor or the Trustee, in their discretion. The fees and expenses of such counsel may, at the discretion of the Depositor, be paid by the Trustee from the Income Account and Capital Account as provided for in Section 3.05(a) hereof.

     Section 3.09. Trustee not Required to Amortize. Nothing in this Indenture, or otherwise, shall be construed to require the Trustee to make any adjustments between the Income and Capital Accounts by reason of any premium or discount in respect of any of the Securities.

        Section 3.10. Liability of Depositor. The Depositor shall be under no liability to the Unitholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Indenture or for errors in judgment, but shall be liable only for its own willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties hereunder. The Depositor may rely in good faith on any paper, order, notice, list, affidavit, receipt, opinion, endorsement, assignment, draft or any other document of any kind prima facie properly executed and submitted to it by the Trustee, counsel or any other persons pursuant to this Indenture and in furtherance of its duties.

        Section 3.11. Notice to Depositor. In the event that the Trustee shall have been notified at any time of any action to be taken or proposed to be taken with respect to the Securities (including but not limited to the making of any demand, direction, request, giving of any notice, consent or waiver or the voting with respect to any amendment or supplement to any indenture, resolution, agreement or other instrument under or pursuant to which the Securities have been issued) the Trustee shall promptly notify the Depositor and shall thereupon take such action or refrain from taking any action as the Depositor shall in writing direct; provided, however, that if the Depositor shall not within five Business Days of the giving of such notice to the Depositor direct the Trustee to take or refrain from taking any action, the Trustee shall take such action or refrain from taking any action, (i) so as to insure that the Equity Securities are voted as closely as possible in the same manner and the same general proportion, with respect to all issues, as are shares of such Equity Securities that are held by owners other than the Trust and (ii) as it, in its sole discretion, shall deem advisable with respect to the Zero Coupon Obligations.

         In the event that an offer by the issuer of any of the Securities or any other party shall be made to issue new securities, or to exchange securities, for Trust Securities, the Trustee shall reject such offer. However, should any issuance, exchange or substitution be effected notwithstanding such rejection or without an initial offer, any securities, cash and/or property received shall be deposited hereunder and shall be promptly sold, if securities or property, by the Trustee unless the Depositor advises the Trustee to keep such securities, cash or properties. The cash received in such exchange and cash proceeds of any such sales shall, in the following priority, be (1) with respect to an Index Trust, reinvested, to the extent practicable, into any Securities which are under-represented in the Trust's portfolio in comparison to their weighting in the Trust's Target Index or (2) with respect to all Trusts, distributed to Unitholders in the manner set forth in Section 3.05. Without limiting the generality of the foregoing, in determining whether reinvestment is practicable with respect to an Index Trust, the Depositor may, but is not obligated to, specifically consider the ability of the Index Trust to reinvest such proceeds into round lots of a Security. The Trustee shall not be liable or responsible in any way for depreciation or loss incurred by reason of any such sale.

         Neither the Depositor nor the Trustee shall be liable to any person for any action or failure to take action pursuant to the terms of this Section 3.11 other than failure to notify the Depositor.

        Section 3.12. Replacement Securities. In the event that any contract to purchase any Contract Security is not consummated in accordance with its terms (a "Failed Contract Security"), the Depositor may instruct the Trustee in writing either to effect a buy-in in accordance with the rules of the market place where the Failed Contract Securities were purchased or its clearing house or to purchase a replacement security (the "Replacement Security") which has been selected by the Depositor or if the Depositor does not provide such an instruction, the Trustee is hereby directed either to effect a buy-in in accordance with the rules of the market place where the Failed Contract Securities were purchased or its clearing house or to purchase a Replacement Security out of funds held by the Trustee pursuant to Section 3.03. Purchases of Replacement Securities will be made subject to the conditions set forth below:

               (a) The Replacement Securities shall be Zero Coupon Obligations or Equity Securities as originally selected for deposit in that series of the Trust and any Replacement Securities which are Zero Coupon Obligations must have the same maturity value as the Failed Contract Security and, as close as is reasonably practical, the same maturity date, which must be on or prior to the Mandatory Termination Date;

               (b) The purchase of the Replacement Securities shall not adversely affect the federal income tax status of the Trust;

               (c) The purchase price of the Replacement Securities shall not exceed the total amount of cash deposited, or the amount available under the Letter of Credit deposited, by the Depositor at the time of the deposit of the Failed Contract Security;

               (d) The written instructions of the Depositor shall (i) identify the Replacement Securities to be purchased, (ii) state that the contract to purchase, if any, to be entered into by the Trustee is satisfactory in form and substance and (iii) state that the foregoing conditions of clauses (a) through (d) have been satisfied with respect to the Replacement Securities; and

               (e) The Replacement Securities shall be purchased within 30 days after the deposit of the Failed Contract Security.

         Upon satisfaction of the foregoing conditions with respect to any Replacement Securities which shall be certified by the Depositor in the written instruction to the Trustee identifying the Replacement Securities, the Trustee shall enter into the contract to purchase such Replacement Securities and take all steps reasonably necessary to complete the purchase thereof. Whenever a Replacement Security is acquired by the Trustee pursuant to the provisions of this Section, the Trustee will, as agent for the Depositor, not later than five days after such acquisition, mail to each Unitholder a notice of such acquisition, including an identification of the Securities eliminated and the Securities acquired. Amounts in respect of the purchase price thereof on account of principal shall be paid out of and charged against the cash deposited, or the amounts available under the Letter of Credit deposited, by the Depositor at the time of the deposit of the Failed Contract Security. In the event the Trustee shall not consummate any purchase of Replacement Securities pursuant to this
Section 3.12, funds held for such purchase shall be distributed in accordance with Section 2.01(d). Any excess of the purchase price of a Failed Contract Security over the purchase price of its corresponding Replacement Security shall be refunded to the Depositor. The Trustee shall not be liable or responsible in any way for depreciation or loss incurred by reason of any purchase made pursuant to, or any failure to make any purchase authorized by, this Section
3.12. The Depositor shall not be liable for any failure to instruct the Trustee to purchase any Replacement Securities, nor shall the Trustee or Depositor be liable for errors of judgment in respect to this Section 3.12; provided, however, that this provision shall not protect the Depositor or the Trustee against any liability to which it would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties hereunder.

        Section 3.13. Bookkeeping and Administrative Expenses. As compensation for providing bookkeeping and other administrative services of a character described in Section 26(a)(2)(C) of the Investment Company Act of 1940, the Depositor shall receive, in arrears, against a statement or statements therefor submitted to the Trustee monthly or annually an aggregate annual fee in an amount which shall not exceed $0.15 (or such other amount specified as compensation for the Depositor for providing bookkeeping and administrative services in the Trust Agreement) per 100 Units outstanding as of January 1 of such year except for a Trust during the year or years in which an initial offering period as determined in Section 5.01 of this Indenture occurs, in which case the fee for a month is based on the number of Units outstanding at the end of such month (such annual fee to be pro rated for any calendar year in which the Depositor provides services during less than the whole of such year), but in no event shall such compensation when combined with all compensation received from other series of the Fund for providing such bookkeeping and administrative services in any calendar year exceed the aggregate cost to the Depositor for providing such services. Such compensation may, from time to time, be adjusted provided that the total adjustment upward does not, at the time of such adjustment, exceed the percentage of the total increase, after the date hereof, in consumer prices for services as measured by the United States Department of Labor Consumer Price Index entitled "All Services Less Rent of Shelter" or similar index, if such index should no longer be published. The consent or concurrence of any Unitholder hereunder shall not be required for any such adjustment or increase. Such compensation shall be paid by the Trustee, upon receipt of invoice therefor from the Depositor, upon which, as to the cost incurred by the Depositor of providing services hereunder the Trustee may rely, and shall be charged against the Income and/or Capital Accounts, in accordance with Section 3.05.

         If the cash balance in the Income and Capital Accounts shall be insufficient to provide for amounts payable pursuant to this Section 3.13, the Trustee shall have the power to sell (a) Securities from the current list of Securities designated to be sold pursuant to Section 6.02 hereof, or (b) if no such Securities have been so designated, such Securities as the Trustee may see fit to sell in its own discretion, and to apply the proceeds of any such sale in payment of the amounts payable pursuant to this Section 3.13, provided however, that Zero Coupon Obligations included in an Equity and Treasury Trust may not be sold to pay for amounts payable pursuant to this Section 3.13, unless the face amount of such Zero Coupon Obligations shall not be reduced below $11 per Unit.

         Any moneys payable to the Depositor pursuant to this Section 3.13 shall be secured by a lien on the related Trust prior to the interest of Unitholders, but no such lien shall be prior to any lien in favor of the Trustee under the provisions of Section 7.04 herein.

        Section 3.14. Abatement of Compensation of the Trustee, Depositor and Supervisor in an Equity and Treasury Trust. With respect to an Equity and Treasury Trust, to the extent the cash balances of the Income and Capital Accounts and the proceeds of sale of available Securities shall be insufficient to pay all expenses of such Trust provided for herein, such expenses shall be paid in the following order: (a) expenses and disbursements incurred by, and indemnification due, the Trustee, including legal and auditing expenses and such amounts as the Trustee may reasonably require as a reserve for future expenses, including any reserve for its indemnification, (b) compensation of the Trustee for extraordinary services, (c) compensation of the Trustee for its ordinary services, (d) compensation of the Depositor, and (e) compensation of the Supervisor and Depositor's counsel; provided, however that notwithstanding any other provision to the contrary in this Indenture and that in the event of such insufficiency, the Trustee shall continue to pay out of its own assets all expenses of such Trust with the exception of items (d) and (e) above in order that no Zero Coupon Obligations be sold to pay the fees and expenses of an Equity and Treasury Trust if any such sale would reduce the face amount of such Zero Coupon Obligations below $11 per Unit. The parties hereto agree that in the event that their fees and expenses are abated pursuant to this Section 3.14, they forever waive any right to reimbursement for such fees and expenses abated.

        Section 3.15. Deferred Sales Charge. If the Prospectus related to a Trust specifies a deferred sale charge, the Trustee shall, on each Deferred Sales Charge Payment Date and as permitted by such Prospectus, withdraw from the Capital Account an amount per Unit equal to the Deferred Sales Charge Payment and credit such amount to a special non-Trust account maintained at the Trustee out of which the deferred sales charge will be distributed to the Depositor (the "Depositor's Account"). If the balance in the Capital Account is insufficient to make any such withdrawal, the Trustee shall, as directed by the Depositor, either advance funds in an amount equal to the proposed withdrawal and be entitled to reimbursement of such advance upon the deposit of additional moneys in the Capital Account, or sell Securities and credit the proceeds thereof to such special Depositor's Account. If a Unitholder redeems Units prior to full payment of the deferred sales charge, the Trustee shall, if so provided in the related Prospectus, on the Redemption Date, deduct from the Redemption Price payable to such Unitholder an amount equal to the unpaid portion of the deferred sales charge and distribute such amount to such special Depositor's Account. The Depositor may at any time instruct the Trustee in writing to distribute to the Depositor amounts previously credited to the Depositor's Account. Amounts to be credited to the Depositor's Account with respect to each Deferred Sales Charge Payment are due and payable to the Depositor on the related Deferred Sales Charge Payment Date. If a Trust is terminated pursuant to Section 7.01(g), the Depositor agrees to reimburse Unitholders for any Deferred Sales Charge Payments collected by the Depositor to which it is not entitled.

         If any Deferred Sales Charge Payment Date is not a Business Day, that Deferred Sales Charge Payment Date shall be deemed to be the next Business Day. The term "Deferred Sales Charge Payment" shall mean a fraction of the total maximum deferred sales charge specified in the Prospectus, the numerator of which is one and the denominator of which is equal to the total number of Deferred Sales Charge Payment Dates.

        Section 3.16. Creation and Development Fee. If the Prospectus related to a Trust specifies a creation and development fee, the Trustee shall, on such date or dates set forth in the Prospectus for a Trust withdraw from the Capital Account, an amount equal to either the accrued and unpaid creation and development fee as of such date (for Trusts in which the applicable Prospectus provides that the creation and development accrue on a daily basis) or the entire creation and development fee (for Trusts in which the applicable Prospectus provides that the creation and development fee be assessed at the conclusion of the initial offering period, as certified by the Depositor to the Trustee) and credit such amount to a special non-Trust account designated by the Depositor out of which the creation and development fee will be distributed to the Depositor (the "Creation and Development Account"). For Trusts in which the applicable Prospectus provides for daily accrual of the creation and development fee, the creation and development fee will accrue on a daily basis at an annual rate as set forth in such Prospectus for the Trust based on a percentage of the average daily Unit Value of the Trust. For Trusts in which the applicable Prospectus provides that the entire creation and development fee will be assessed at the conclusion of the initial offering period, the reimbursement provided for in this section shall be for the account of Unitholders of record at the conclusion of the initial offering period and shall have no effect on the Unit Value prior to such date. If the balance in the Capital Account is insufficient to make any such withdrawal, the Trustee shall, as directed by the Depositor, either advance funds in an amount equal to the proposed withdrawal and be entitled to reimbursement of such advance upon the deposit of additional moneys in the Capital Account, or sell Securities and credit the proceeds thereof to the Creation and Development Account to the extent payable pursuant to this Section 3.16, provided, however, that Zero Coupon Obligations included in an Equity and Treasury Trust may not be sold to pay for amounts payable pursuant to this Section 3.16 unless the face amount of such Zero Coupon Obligations shall not be reduced below $11 per Unit. If the Trust is terminated pursuant to Section 7.01(g), the Depositor agrees to reimburse Unitholders for any amounts of the Creation and Development Fee collected by the Depositor to which it is not entitled. All advances made by the Trustee pursuant to this Section shall be secured by a lien on the Trust prior to the interest of Unitholders. Notwithstanding the foregoing, the Depositor shall not receive any amount of Creation and Development Fee which exceeds the maximum amount per Unit stated in the Prospectus. For Trusts in which the applicable Prospectus provides for daily accrual of the creation and development fee, the Depositor shall notify the Trustee, not later than ten Business Days prior to the date on which the Depositor anticipates that the maximum amount of the creation and development fee the Depositor may receive has been accrued and shall also notify the Trustee as of the date when the maximum amount of the creation and development fee has been accrued. The Trustee shall have no responsibility or liability for damages or loss resulting from any error in the information in the preceding sentence. The Depositor agrees to reimburse the Trust and any Unitholder any amount of Creation and Development Fee it receives which exceeds the amount which the Depositor may receive under applicable laws, regulations and rules.

     Section 3.17. Reclaiming Foreign Taxes. The Trustee shall use reasonable efforts to reclaim or recoup any amounts of non-U.S. tax paid by the Trust or withheld from income received by the Trust to which the Trust may be entitled as a refund.

        Section 3.18. Foreign Currency Exchange. Unless the Depositor shall otherwise direct, whenever funds are received by the Trustee in foreign currency, upon the receipt thereof or, if such funds are to be received in respect of a sale of Securities, concurrently with the contract of the sale for the Security (in the latter case the foreign exchange contract to have a settlement date coincident with the relevant contract of sale for the Security), the Depositor shall enter into a foreign exchange contract for the conversion of such funds to U.S. dollars. The Depositor shall have no liability for any loss or depreciation resulting from such action taken.


                                   ARTICLE IV


                               SUPERVISOR SERVICER

        Section 4.01. Compensation. Subject to Section 3.14 hereof, as compensation for providing supervisory portfolio services under this Indenture, the Supervisor shall receive, in arrears, against a statement or statements therefor submitted to the Trustee monthly or annually an aggregate annual fee in an amount which shall not exceed $0.25 (or such other amount specified as compensation for the Supervisor in the Trust Agreement) per 100 Units outstanding as of January 1 of such year except for a Trust during the year or years in which an initial offering period as determined in Section 5.01 of this Indenture occurs, in which case the fee for a month is based on the number of Units outstanding at the end of such month (such annual fee to be pro rated for any calendar year in which the Supervisor provides services during less than the whole of such year), but in no event shall such compensation when combined with all compensation received from other series of the Fund for providing such supervisory services in any calendar year exceed the aggregate cost to the Supervisor for providing such services. Such compensation may, from time to time, be adjusted provided that the total adjustment upward does not, at the time of such adjustment, exceed the percentage of the total increase, after the date hereof, in consumer prices for services as measured by the United States Department of Labor Consumer Price Index entitled "All Services Less Rent of Shelter" or similar index, if such index should no longer be published. The consent or concurrence of any Unitholder hereunder shall not be required for any such adjustment or increase. Such compensation shall be paid by the Trustee, upon receipt of invoice therefor from the Supervisor, upon which, as to the cost incurred by the Supervisor of providing services hereunder the Trustee may rely, and shall be charged against the Income and/or Capital Accounts, in accordance with Section 3.05.

         If the cash balance in the Income and Capital Accounts shall be insufficient to provide for amounts payable pursuant to this Section 4.01, the Trustee shall have the power to sell (a) Securities from the current list of Securities designated to be sold pursuant to Section 6.02 hereof, or (b) if no such Securities have been so designated, such Securities as the Trustee may see fit to sell in its own discretion, and to apply the proceeds of any such sale in payment of the amounts payable pursuant to this Section 4.01, provided however, that Zero Coupon Obligations included in an Equity and Treasury Trust may not be sold to pay for amounts payable pursuant to this Section 4.01, unless the face amount of such Zero Coupon Obligations shall not be reduced below $11 per Unit.

         Any moneys payable to the Supervisor pursuant to this Section 4.01 shall be secured by a lien on the related Trust prior to the interest of Unitholders, but no such lien shall be prior to any lien in favor of the Trustee under the provisions of Section 7.04 herein.

        Section 4.02. Liability of Supervisor. The Supervisor shall be under no liability to the Unitholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Indenture or for errors in judgment, but shall be liable only for its own willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties hereunder. The Supervisor may rely in good faith on any paper, order, notice, list, affidavit, receipt, opinion, endorsement, assignment, draft or any other document of any kind prima facie properly executed and submitted to it by the Trustee, counsel or any other persons pursuant to this Indenture and in furtherance of its duties.

        Section 4.03. Resignation and Removal of Supervisor; Successor. (a) The Supervisor may resign and be discharged hereunder, by executing an instrument in writing resigning as Supervisor and filing the same with the Depositor and the Trustee, not less than 60 days before the date specified in such instrument when, subject to Section 4.03(e), such resignation is to take effect. Upon receiving such notice of resignation, the Depositor and the Trustee shall use their best efforts to appoint a successor supervisor having qualifications and at a rate of compensation satisfactory to the Depositor and the Trustee. Such appointment shall be made by written instrument executed by the Depositor and the Trustee, in duplicate, one copy of which shall be delivered to the resigning Supervisor and one copy to the successor supervisor. The Depositor or the Trustee may remove the Supervisor at any time upon 30 days' written notice and appoint a successor supervisor having qualifications and at a rate of compensation satisfactory to the Depositor and the Trustee. Such appointment shall be made by written instrument executed by the Depositor and the Trustee, in duplicate, one copy of which shall be delivered to the Supervisor so removed and one copy to the successor supervisor. Notice of such resignation or removal and appointment of a successor supervisor shall be mailed by the Trustee to each Unitholder then of record.

         (b) Any successor supervisor appointed hereunder shall execute, acknowledge and deliver to the Depositor and the Trustee an instrument accepting such appointment hereunder, and such successor supervisor without any further act, deed or conveyance shall become vested with all the rights, powers, duties and obligations of its predecessor hereunder with like effect as if originally named Supervisor herein and shall be bound by all the terms and conditions of this Indenture.

         (c) In case at any time the Supervisor shall resign and no successor supervisor shall have been appointed and have accepted appointment within 30 days after notice of resignation has been received by the Depositor and the Trustee, the Supervisor may forthwith apply to a court of competent jurisdiction for the appointment of a successor supervisor. Such court may thereupon after such notice, if any, as it may deem proper and prescribe, appoint a successor supervisor.

         (d) Any corporation into which the Supervisor hereunder may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Supervisor hereunder shall be a party, shall be the successor supervisor under this Indenture without the execution or filing of any paper, instrument or further act to be done on the part of the parties hereto, anything herein, or in any agreement relating to such merger or consolidation, by which the Supervisor may seek to retain certain powers, rights and privileges theretofore obtaining for any period of time following such merger or consolidation, to the contrary notwithstanding.

         (e) Any resignation or removal of the Supervisor and appointment of a successor supervisor pursuant to this Section shall become effective upon acceptance of appointment by the successor supervisor as provided in subsection
(b) hereof.


                                    ARTICLE V


                            EVALUATION OF SECURITIES

        Section 5.01. Evaluation of Securities. (a) The Trustee shall determine separately, and shall promptly furnish to the Depositor upon request, the value of each issue of Securities (including Contract Securities) ("Evaluation") as of the Evaluation Time (i) on each Business Day during the period which the Units are being offered for sale to the public and (ii) on any other day on which a Trust Evaluation is to be made pursuant to Section 6.01 or which is requested by the Depositor or the Trustee. As part of the Trust Evaluation, the Trustee shall determine separately and promptly furnish to the Depositor upon request the Evaluation of each issue of Securities initially deposited in a Trust on the Initial Date of Deposit. The Trustee's determination of the offering prices of the Securities on the Initial Date of Deposit shall be included in the Schedules attached to the Trust Agreement.

         (b) During the initial offering period of a Trust (as determined by the Depositor) such Evaluation shall be made in the following manner: if the Securities are listed on a national or foreign securities exchange or traded on the Nasdaq Stock Market, Inc., such Evaluation shall generally be based on the last available closing sale price on or immediately prior to the Evaluation Time on the exchange or market which is the principal market therefor, which shall be deemed to be the New York Stock Exchange if the Securities are listed thereon (unless the Trustee deems such price inappropriate as a basis for evaluation) or, if there is no such available closing sale price on such exchange or market at the last available asked price of the Equity Securities. If the Securities are not listed on such an exchange or traded on the Nasdaq Stock Market, Inc. or, if so listed and the principal market therefor is other than on such exchange or market, or there is no such available sale price on such exchange or market, such Evaluation shall generally be based on the following methods or any combination thereof whichever the Trustee deems appropriate: (i) in the case of Equity Securities, on the basis of the current asked price on the over-the-counter market (unless the Trustee deems such price inappropriate as a basis for evaluation), (ii) on the basis of current offering prices for the Zero Coupon Obligations as obtained from investment dealers or brokers who customarily deal in securities comparable to those held by the Fund, (iii) if offering prices are not available for the Zero Coupon Obligations or the Equity Securities, on the basis of offering or asked price for comparable securities,
(iv) by determining the valuation of the Zero Coupon Obligations or the Equity Securities on the offering or asked side of the market by appraisal or (v) by any combination of the above. If the Trust holds Securities denominated in a currency other than U.S. dollars, the Evaluation of such Security shall be converted to U.S. dollars based on current offering side exchange rates (unless the Trustee deems such prices inappropriate as a basis for valuation). The Trustee may add to the Evaluation of each Security which is principally traded outside of the United States the amount of any commissions and relevant taxes associated with the acquisition of the Security. As used herein, the closing sale price is deemed to mean the most recent closing sale price on the relevant securities exchange at or immediately prior to the Evaluation Time. For each Evaluation, the Trustee shall also confirm and furnish to the Depositor the calculation of the Trust Evaluation to be computed pursuant to Section 6.01.

         (c) After the initial offering period of Units of a Trust, (as determined by the Depositor), Evaluation of the Securities shall be made in the manner described in Section 5.01(b), on the basis of current bid prices for the Zero Coupon Obligations, the bid side value of the relevant currency exchange rate expressed in U.S. dollars and, except in those cases in which the Equity Securities are listed on a national or foreign securities exchange or traded on the Nasdaq Stock Market, Inc. and the last available sale prices are utilized, on the basis of the last available bid price of the Equity Securities. In addition, the Trustee (i) shall not make the addition specified in the fourth sentence of Section 5.01(b) and (ii) may reduce the Evaluation of each Security which is principally traded outside of the United States by the amount of any liquidation costs and any capital gains or other taxes which would be incurred by the Trust upon the sale of such Security, such taxes being computed as if the Security were sold on the date of the Evaluation.

     Section 5.02. Information for Unitholders. For the purpose of permitting Unitholders to satisfy any reporting requirements of applicable federal or state tax law, the Trustee shall transmit to any Unitholder upon request any determinations made by it pursuant to Section 5.01.

        Section 5.03. Liability for Evaluation Services. The Depositor and the Unitholders may rely on any Evaluation furnished by the Trustee and shall have no responsibility for the accuracy thereof. The determinations made by the Trustee under Section 5.01 shall be made in good faith upon the basis of the best information available to it. The Trustee shall be under no liability under this Section 5.03 to the Depositor or the Unitholders for errors in judgment; provided, however, that this provision shall not protect the Trustee against any liability to which it would otherwise be subject by reason of willful misfeasance, bad faith or negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties hereunder.


                                   ARTICLE VI


 EVALUATION, REDEMPTION, PURCHASE, TRANSFER, INTERCHANGE OR REPLACEMENT OF UNITS

        Section 6.01. Trust Evaluation. As of the Evaluation Time (a) on the last Business Day of each year, (b) on the day on which any Unit is tendered for redemption and (c) on any other day desired by the Trustee or requested by the Depositor, the Trustee shall: Add (i) all moneys on deposit in a Trust (excluding (1) cash, cash equivalents or Letters of Credit deposited pursuant to Section 2.01 hereof for the purchase of Contract Securities, unless such cash or Letters of Credit have been deposited in the Income and Capital Accounts because of failure to apply such moneys to the purchase of Contract Securities pursuant to the provisions of Sections 2.01, 3.02 and 3.03 hereof and (2) moneys credited to the Reserve Account pursuant to Section 3.04 hereof), plus (ii) the aggregate Evaluation of all Securities (including Contract Securities) on deposit in such Trust (such Evaluation to be made on the basis of bid prices (if Zero Coupon Obligations are sold on such day, then such Evaluation for the Zero Coupon Obligations shall be at the weighted average of the execution prices for all Zero Coupon Obligations sold on such day) for the Zero Coupon Obligations (if any are in the Trust) and the aggregate underlying value of the Equity Securities as determined in Section 5.01(b) for the purpose of computing redemption value of Units as set forth in Section 6.02 hereof), plus (iii) all other income from the Securities (including dividends receivable on the Equity Securities trading ex-dividend as of the date of such valuation) as of the Evaluation Time on the date of such Evaluation together with all other assets of such Trust. For each such computation there shall be deducted from the sum of the above (i) amounts representing any applicable taxes or charges payable out of the respective Trust and for which no deductions shall have previously been made for the purpose of addition to the Reserve Account, (ii) amounts representing estimated accrued expenses of such Trust including but not limited to unpaid fees and expenses of the Trustee, the Supervisor, the Depositor and counsel, in each case as reported by the Trustee to the Depositor on or prior to the date of computation, and (iii) any moneys identified by the Trustee, as of the date of such computation, as held for distribution to Unitholders of record as of an Income or Capital Account Record Date or for payment of the Redemption Price of Units tendered prior to such date. The resulting figure is herein called a "Trust Evaluation." The value of the pro rata share of each Unit of the respective Trust determined on the basis of any such evaluation shall be referred to herein as the "Unit Value." Amounts receivable by the Trust in foreign currency shall be converted by the Trustee to U.S. dollars based on current exchange rates, in the same manner as provided in Section 5.01(b) or 5.01(c), as applicable, for the conversion of the valuation of foreign Securities, and the Trustee shall report such conversion with each Evaluation made pursuant to Section 5.01.

         For each day on which the Trustee shall make a Trust Evaluation it shall also determine Unit Value for such day. Such Unit Value shall be determined by dividing said Trust Evaluation by the number of Units outstanding on such day.

        Section 6.02. Redemptions by Trustee; Purchases by Depositor. Any Certificate tendered for redemption by a Unitholder or his duly authorized attorney to the Trustee at its corporate trust office, or any Unit in uncertificated form tendered by means of an appropriate request for redemption in form approved by the Trustee shall be paid by the Trustee no later than the seventh calendar day following the day on which tender for redemption is made in proper form, provided that if such day of payment is not a Business Day, then such payment shall be on the first Business Day prior thereto (being herein called the "Settlement Date"). The Business Day on which tender for redemption is made in proper form shall be referred to herein as the "Redemption Date." Subject to (a) the next succeeding paragraph, (b) payment by such Unitholder of any tax or other governmental charges which may be imposed thereon and (c) payments in the form of In Kind Distributions (as defined below), such redemption is to be made by payment of cash equivalent to the Unit Value determined on the basis of a Trust Evaluation made in accordance with Section
6.01 determined by the Trustee as of the Evaluation Time on the Redemption Date, multiplied by the number of Units tendered for redemption (herein called the "Redemption Price"), or if the Unitholder wishes to redeem a number of Units less than all those so tendered, multiplied by the number of Units so designated by such Unitholder for redemption. Units received for redemption by the Trustee on any day after the Evaluation Time will be held by the Trustee until the next Trust Business Day and will be deemed to have been tendered on such day for redemption at the Redemption Price computed on that day.

         The portion of the Redemption Price which represents income shall be withdrawn from the Income Account to the extent available. The balance paid on any Redemption Price, including income not paid from the Income Account, if any, shall be withdrawn from the Capital Account to the extent that funds are available for such purpose. If such available funds shall be insufficient, the Trustee shall sell such Securities as have been designated on the current list for such purpose by the Supervisor, as hereinafter in this Section 6.02 provided, in amounts as the Trustee in its discretion shall deem advisable or necessary in order to fund the Capital Account for purposes of such redemption, provided however, that with respect to an Equity and Treasury Trust, Zero Coupon Obligations may not be sold unless the Depositor, which may rely on the advice of the Supervisor, has determined that the face value of the Zero Coupon Obligations remaining after such proposed sale, divided by the number of Units outstanding after the tendered Units are redeemed, shall equal or exceed $11.00; a written certification as to such determination shall be executed by the Depositor and preserved in the Trust records. In the event that (i) Zero Coupon Obligations may not be sold to fund a redemption of Units pursuant to the preceding sentence, and (ii) no other Trust assets are available for liquidation to fund such redemption, the Trustee will advance to such Trust such amounts as may be necessary to pay the Redemption Price of the tendered Units. The Trustee shall be reimbursed the amount of any such advance from such Trust as soon as Zero Coupon Obligations or other Trust assets may be sold in such amount as will not reduce the face amount of Zero Coupon Obligations still held in such Trust below the amount required to distribute $11.00 per Unit from the proceeds of the sale or maturity of the Zero Coupon Obligations upon the termination of such Trust on the Mandatory Termination Date. The Trustee shall be deemed to be the beneficial owner of the Zero Coupon Obligations held in a Trust to the extent of all amounts advanced by it pursuant to this Section 6.02, and such advances shall be secured by a lien on such Trust prior to the interest of Unitholders, provided, however, that the Trustee's beneficial interest in such Trust and the lien securing such interest shall not at any time exceed such amount as would reduce the amount distributable from such Trust upon maturity or sale of Zero Coupon Obligations upon the termination of such Trust on the Mandatory Termination Date to less than $11.00 per Unit. Sale of Securities by the Trustee shall be made in such manner as the Trustee shall determine will bring the best price obtainable for a Trust, subject to any limitations as to the minimum amount of Securities to be sold specified by the Depositor or in the Trust Agreement. In the event that either (i) funds are withdrawn from the Capital Account and are applied to the payment of income upon any redemption of Units or
(ii) Securities are sold for the payment of the Redemption Price and any portion of the proceeds of such sale is applied to the payment of income upon such redemption, then, in either such event, the Capital Account shall be reimbursed therefor at such time as sufficient funds may be next available in the Income Account for such purpose.

         The Trustee may in its discretion, and shall when so directed by the Depositor in writing, suspend the right of redemption for Units of a Trust or postpone the date of payment of the Redemption Price for more than seven calendar days following the day on which tender for redemption is made (i) for any period during which the New York Stock Exchange is closed other than customary weekend and holiday closings or during which trading on the New York Stock Exchange is restricted; (ii) for any period during which an emergency exists as a result of which disposal by such Trust of the Securities is not reasonably practicable or it is not reasonably practicable fairly to determine in accordance herewith the value of the Securities; or (iii) for such other period as the Securities and Exchange Commission may by order permit, and shall not be liable to any person or in any way for any loss or damage which may result from any such suspension or postponement.

         Not later than the close of business on the day of tender of any Unit for redemption by a Unitholder other than the Depositor, the Trustee shall notify the Depositor of such tender. The Depositor shall have the right to purchase such Unit by notifying the Trustee of its election to make such purchase as soon as practicable thereafter but in no event subsequent to the close of business on the first Business Day after the day on which such Unit was tendered for redemption. Such purchase shall be made by payment by the Depositor to the Unitholder on the Redemption Date of an amount not less than the Redemption Price which would otherwise be payable by the Trustee to such Unitholder. So long as the Depositor maintains a bid in the secondary market, the Depositor may repurchase the Units tendered to the Trustee for redemption by the Depositor but shall be under no obligation to maintain any bids and may, at any time while so maintaining such bids, cease to do so immediately at any time or from time to time without notice.

         Any Units so purchased by the Depositor may at the option of the Depositor be tendered to the Trustee for redemption at the corporate trust office of the Trustee in the manner provided in the first paragraph of this
Section 6.02.

         Notwithstanding the foregoing provisions of this Section 6.02, until the close of business on the second Business Day after the day on which a Unit was tendered for redemption the Trustee is hereby irrevocably authorized in its discretion, in the event that the Depositor does not purchase any Units tendered to the Trustee for redemption, or in the event that a Unit is being tendered by the Depositor for redemption, in lieu of redeeming Units, to sell Units in the over-the-counter market through any broker-dealer of its choice for the account of the tendering Unitholder at prices which will return to the Unitholder an amount in cash, net after deducting brokerage commissions, transfer taxes and other charges, equal to or in excess of the Redemption Price which such Unitholder would otherwise be entitled to receive on redemption pursuant to this
Section 6.02. The Trustee shall pay to the Unitholder the net proceeds of any such sale on the day on which such Unitholder would otherwise be entitled to receive payment of the Redemption Price hereunder.

         Notwithstanding anything to the contrary in this Section 6.02, any Unitholder may, if such Unitholder tenders at least that number of Units referred to in the Prospectus for a Trust for redemption, request at the time of tender to receive from the Trustee in lieu of cash such Unitholder's pro rata share of each Equity Security then held by such Trust, provided that the Equity Security is principally traded in the United States. Such tendering Unitholder will receive his pro rata number of whole shares of each of such Equity Securities comprising the portfolio of such Trust and cash from the Capital Account equal to the value of the fractional shares and any Equity Securities principally traded outside the United States to which such tendering Unitholder is entitled and in the case of an Equity and Treasury Trust such Unitholder's pro rata share of the Zero Coupon Obligations held by such Trust. Such pro rata share of each Equity Security and the related cash to which such tendering Unitholder is entitled is referred to herein as an "In Kind Distribution." An In Kind Distribution will be made by the Trustee through the distribution of each of the Equity Securities in book-entry form to the account of the Unitholder's bank or broker-dealer at Depository Trust Company. If funds in the Capital Account are insufficient to cover the required cash distribution to the tendering Unitholder, the Trustee may sell Securities according to the criteria discussed herein.

         The Supervisor, who may consult with the Depositor, shall maintain with the Trustee a current list of Securities designated to be sold for the purpose of funding the Capital Account for redemption of Units tendered for redemption and, to the extent necessary, for payment of expenses under this Indenture. In connection therewith, the Depositor may specify the minimum amounts of any Securities to be sold at any one time. If the Supervisor shall for any reason fail to maintain such a list, the Trustee may in its sole discretion designate a current list of Securities for such purposes but prior to the sale of any Zero Coupon Obligations the Trustee shall receive that certification described in the second paragraph of this Section 6.02. The net proceeds of any sale of Securities from such list representing income shall be credited to the Income Account and then disbursed therefrom for payment of expenses and payments to Unitholders required to be paid under this Indenture. Any balance remaining after such disbursements shall be credited to the Capital Account and may be used to acquire additional Securities (if permitted by applicable rules and regulations as indicated by an opinion of counsel) or for any of the other purposes set forth under the Indenture.

         The Depositor, Supervisor and Trustee shall not be liable or responsible in any way for depreciation or loss incurred by reason of any sale of Securities made pursuant to this Section 6.02.

         Certificates evidencing Units redeemed pursuant to this Section 6.02 shall be canceled by the Trustee and the Unit or Units evidenced by such Certificates shall be terminated by such redemptions. In the event that a Certificate shall be tendered representing a number of Units greater than those requested to be redeemed by the Unitholder, the Trustee shall issue to such Unitholder, unless such Unitholder requests such Units be uncertificated, upon payment of any tax or charges of the character referred to in the second paragraph of Section 6.03, a new Certificate evidencing the Units representing the balance of the Certificate so tendered and not redeemed.

        Section 6.03. Transfer or Interchange of Units. Units will be held in uncertificated form unless the Unitholder requests in writing that a Certificate or Certificates representing such Units be issued. Units may be transferred by the registered holder thereof by presentation and surrender of such Units and Certificates, if issued, at the corporate trust office of the Trustee, properly endorsed or accompanied by a written instrument or instruments of transfer in form satisfactory to the Trustee and executed by the Unitholder or his authorized attorney, whereupon new Units or, if requested, a new registered Certificate or Certificates for the same number of Units of the same Trust executed by the Trustee and the Depositor will be issued in exchange and substitution therefor and Units surrendered shall be canceled by the Trustee. The registered holder of any Unit may transfer such Unit by the presentation of transfer instructions and Certificates, if issued, to the Trustee at the corporate trust office of the Trustee accompanied by such documents as the Trustee deems necessary to evidence the authority of the person making such transfer and executed by the registered holder or his authorized attorney, whereupon the Trustee shall make proper notification of such transfer on the registration books of the Trustee. Unitholders holding their Units in uncertificated form may at any time request the Trustee to issue Certificates for such Units and Unitholders holding Certificates may at any time request that their Units be held in uncertificated form. The Trustee shall, upon receipt of such request in form satisfactory to it, accompanied by Certificates, if any, issue such Certificates, or cancel such Certificate and make such appropriate notations on its books, as may be requested by such Unitholder; provided that the Trustee is entitled to specify the minimum denomination of any Certificate issued. Certificates issued pursuant to this Indenture are interchangeable for one or more other Certificates in an equal aggregate number of Units of the same Trust and all Certificates issued shall be issued in denominations of one Unit or any whole multiple thereof as may be requested by the Unitholder. The Trustee may deem and treat the registered Unitholder as the owner of the Units whether or not held in certificated form for all purposes hereunder and in either case the Trustee shall not be affected by any notice to the contrary, nor be liable to any person or in any way for so deeming and treating the person in whose name any Certificate shall be so registered.

         A sum sufficient to pay any tax or other governmental charge that may be imposed in connection with any such transfer or interchange shall be paid by the Unitholder to the Trustee. The Trustee may require a Unitholder to pay a reasonable fee for each new Certificate issued on any such transfer or interchange.

         All Certificates canceled pursuant to this Indenture shall be disposed of by the Trustee without liability on its part.

        Section 6.04. Certificates Mutilated, Destroyed, Stolen or Lost. In case any Certificate shall become mutilated, destroyed, stolen or lost, the Trustee shall execute and deliver a new Certificate, if requested, in exchange and substitution therefor upon the Unitholder's furnishing the Trustee with proper identification and satisfactory indemnity, complying with such other reasonable regulations and conditions as the Trustee may prescribe and paying such expenses as the Trustee may incur. Any mutilated Certificate shall be duly surrendered and canceled before any new Certificate shall be issued in exchange and substitution therefor. Upon the issuance of any new Certificate, a sum sufficient to pay any tax or other governmental charge and the fees and expenses of the Trustee may be imposed. Any such new Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership in the related Trust, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

         In the event the related Trust has terminated or is in the process of termination, the Trustee may, instead of issuing a new Certificate in exchange and substitution for any Certificate which shall have become mutilated or shall have been destroyed, stolen or lost, make the distributions in respect of such mutilated, destroyed, stolen or lost Certificate (without surrender thereof except in the case of a mutilated Certificate) as provided in Section 9.02 hereof if the Trustee is furnished with such security or indemnity as it may require to save it harmless, and in the case of destruction, loss or theft of a Certificate, evidence to the satisfaction of the Trustee of the destruction, loss or theft of such Certificate and of the ownership thereof.

        Section 6.05. Rollover of Units. (a) If the Depositor shall offer a subsequent series of a Trust (the "New Series"), the Trustee shall, if so directed and at the time specified by the Depositor, send a form of election to Unitholders (which may be included in the notice sent to Unitholders specified in Section 9.02) whereby Unitholders, whose redemption distribution would be in an amount sufficient to purchase at least one Unit of the New Series, may elect to have their Units redeemed through an In Kind Distribution in the manner provided in Section 6.02, the Securities included in the In Kind Distribution sold, and the cash proceeds applied by the Distribution Agent to purchase Units of the New Series, all as hereinafter provided. The Trustee shall honor properly completed election forms returned to the Trustee, accompanied by any Certificate evidencing Units tendered for redemption or a properly completed redemption request with respect to uncertificated Units, by its close of business five days prior to the Special Redemption Date.

         All Units so tendered by a Unitholder (a "Rollover Unitholder") shall be redeemed and canceled on the Special Redemption Date. Subject to payment by such Rollover Unitholder of any tax or other governmental charges which may be imposed thereon, such redemption is to be made through an In Kind Distribution pursuant to Section 6.02 by distribution of cash and/or Securities to the Distribution Agent on the Special Redemption Date (herein called the "Rollover Distribution"). Any Securities that are made part of the Rollover Distribution shall be valued for purposes of the redemption distribution as of the Special Redemption Date.

         All Securities included in a Unitholder's Rollover Distribution shall be sold by the Distribution Agent on the Special Redemption Date specified in the Prospectus pursuant to the Depositor's direction, and the Distribution Agent may employ the Depositor as broker or agent in connection with such sales. For such brokerage services, the Depositor shall be entitled to compensation at its customary rates, provided however, that its compensation shall not exceed the amount authorized by applicable Securities laws and regulations. In the event the Depositor does not direct the manner in which Securities are to be sold, the Securities shall be sold in such manner as the Distribution Agent, in its sole discretion, shall determine. The Distribution Agent shall have no responsibility for any loss or depreciation incurred by reason of any sale made pursuant to this Section.

         Upon each trade date for sales of Securities included in the Rollover Unitholder's Rollover Distribution, the Distribution Agent shall, as agent for such Rollover Unitholder, enter into a contract with the Depositor to purchase from the Depositor Units of the New Series (if any), at the public offering price for such Units on the Special Redemption Date. Such contract shall provide for purchase of the maximum number of Units of the New Series whose purchase price is equal to or less than the cash proceeds held by the Distribution Agent for the Unitholder on such day (including therein the proceeds anticipated to be received in respect of Securities traded on such day net of all brokerage fees, governmental charges and any other expenses incurred in connection with such sale), to the extent Units are available for purchase from the Depositor. In the event a sale of Securities included in the Rollover Unitholder's Rollover Distribution shall not be consummated in accordance with its terms, the Distribution Agent shall apply the cash proceeds held for such Unitholder as of the settlement date for the purchase of Units of the New Series to purchase the maximum number of Units which such cash balance will permit, and the Depositor agrees that the settlement date for Units whose purchase was not consummated as a result of insufficient funds will be extended until cash proceeds from the Rollover Distribution are available in a sufficient amount to settle such purchase. If the Unitholder's Rollover Distribution will produce insufficient cash proceeds to purchase all of the Units of the New Series contracted for, the Depositor agrees that the contract shall be rescinded with respect to the Units as to which there was a cash shortfall without any liability to the Rollover Unitholder or the Distribution Agent. Any cash balance remaining after such purchase shall be distributed within a reasonable time to the Rollover Unitholder by check mailed to the address of such Unitholder on the registration books of the Trustee. Units of the New Series will be uncertificated unless and until the Rollover Unitholder requests a certificate. Any cash held by the Distribution Agent shall be held in a non-interest bearing account which will be of benefit to the Distribution Agent in accordance with normal banking procedures. Neither the Trustee nor the Distribution Agent shall have any responsibility or liability for loss or depreciation resulting from any reinvestment made in accordance with this paragraph, or for any failure to make such reinvestment in the event the Depositor does not make Units available for purchase.

         (b) Notwithstanding the foregoing, the Depositor may, in its discretion at any time, decide not to offer a New Series in the future, and if so, this
Section 6.05 shall be inoperative.

         (c) The Distribution Agent shall receive no fees for performing its duties hereunder. The Distribution Agent shall, however, be entitled to receive reimbursement from the Trust for any and all expenses and disbursements to the same extent as the Trustee is permitted reimbursement hereunder.

         (d) Notwithstanding the foregoing, in lieu of selling Securities on the open market the Distribution Agent may sell Securities from a terminating Trust into the corresponding New Series if those Securities continue to meet the New Series' strategy. The price for those Securities will be the closing sale price on the sale date on the exchange where the Securities are principally traded, as certified by the Depositor.


                                   ARTICLE VII

                                     TRUSTEE

        Section 7.01. General Definition of Trustee's Liabilities, Rights and Duties. The Trustee shall in its discretion undertake such action as it may deem necessary at any and all times to protect each Trust and the rights and interests of the Unitholders pursuant to the terms of this Indenture; provided, however, that the expenses and costs of such actions, undertakings or proceedings shall be reimbursable to the Trustee from the Income and Capital Accounts of such Trust, and the payment of such costs and expenses shall be secured by a lien on such Trust prior to the interest of Unitholders, subject to the provisions of Section 3.14.

         In addition to and notwithstanding the other duties, rights, privileges and liabilities of the Trustee as otherwise set forth, the liabilities of the Trustee are further defined as follows:

                   (a) All moneys deposited with or received by the Trustee hereunder related to a Trust shall be held by it without interest in trust within the meaning of the Investment Company Act of 1940, as part of such Trust or the Reserve Account of such Trust until required to be disbursed in accordance with the provisions of this Indenture, and such moneys will be segregated by separate recordation on the trust ledger of the Trustee so long as such practice preserves a valid preference under applicable law, or if such preference is not so preserved the Trustee shall handle such moneys in such other manner as shall constitute the segregation and holding thereof in trust within the meaning of the Investment Company Act of 1940.

                   (b) The Trustee shall be under no liability for any action taken in good faith on any appraisal, paper, order list, demand, request, consent, affidavit, notice, opinion, direction, evaluation, endorsement, assignment, resolution, draft or other document, whether or not of the same kind, prima facie properly executed, or for the disposition of moneys, Securities, Units, or Certificates, pursuant to this Indenture, or in respect of any evaluation which it is required to make or is required or permitted to have made by others under this Indenture or otherwise, except by reason of its own negligence, lack of good faith or willful misconduct. The Trustee may construe any of the provisions of this Indenture, insofar as the same may appear to be ambiguous or inconsistent with any other provisions hereof, and any construction of any such provisions hereof by the Trustee in good faith shall be binding upon the parties hereto.

                   (c) The Trustee shall not be responsible for or in respect of the recitals herein, the validity or sufficiency of this Indenture or for the due execution hereof by the Depositor, the Supervisor, or for the form, character, genuineness, sufficiency, value or validity of any of the Securities (except that the Trustee shall be responsible for the exercise of due care in determining the genuineness of Securities delivered to it pursuant to contracts for the purchase of such Securities) or for or in respect of the validity or sufficiency of the Units or of the Certificates (except for the due execution thereof by the Trustee) or for the due execution thereof by the Depositor, and the Trustee shall in no event assume or incur any liability, duty or obligation to any Unitholder or the Depositor other than as expressly provided for herein. The Trustee shall not be responsible for or in respect of the validity of any signature by or on behalf of the Depositor or the Supervisor.

                   (d) The Trustee shall be under no obligation to appear in, prosecute or defend any action which in its opinion may involve it in expense or liability, unless as often as required by the Trustee it shall be furnished with reasonable security and indemnity against such expense or liability, and any pecuniary cost of the Trustee from such actions shall be deductible from and a charge against the Income and Capital Accounts of the affected Trust or Trusts. The Trustee shall, in its discretion, undertake such action as it may deem necessary at any and all times to protect each Trust and the rights and interests of the Unitholders pursuant to the terms of this Indenture, provided however, that the expenses and costs of such actions, undertakings or proceedings shall be reimbursable to the Trustee from the Income and Capital Accounts and the payment of such amounts shall be secured by a prior lien on such Trust.

                   (e) (1) Subject to the provisions of subparagraph (2) of this paragraph, the Trustee may employ agents, sub-custodians, attorneys, accountants and auditors and shall not be answerable for the default or misconduct of any such agents, sub-custodians, attorneys, accountants or auditors if such agents, sub-custodians, attorneys, accountants or auditors shall have been selected with reasonable care. The Trustee shall be fully protected in respect of any action under this Indenture taken or suffered in good faith by the Trustee in accordance with the opinion of counsel, which may be counsel to the Depositor acceptable to the Trustee, provided, however that this disclaimer of liability shall not excuse the Trustee from the responsibilities specified in subparagraph (2) below. The fees and expenses charged by such agents, sub-custodians, attorneys, accountants or auditors shall constitute an expense of the Trust reimbursable from the Income and Capital Accounts of the Trust as set forth in section 7.04 hereof.

                            (2) To the extent permitted under the Investment
                  Company Act of 1940 as evidenced by an opinion of counsel to the Depositor satisfactory to the Trustee or "no-action" letters or exemptive orders issued by the Securities and Exchange Commission or its staff, the Trustee may place and maintain in the care of an Eligible Foreign Custodian (which is employed by the Trustee as a sub-custodian as contemplated by subparagraph (1) of this paragraph (e) and which may be an affiliate or subsidiary of the Trustee or any other entity in which the Trustee may have an ownership interest) or an Eligible Securities Depository any investments (including foreign currencies) for which the primary market is outside the United States, and such cash and cash equivalents in amounts reasonably necessary to effect the Trust's transactions in such investments, provided that:

                                     (A) The Trustee shall indemnify the Trust
                           and hold the Trust harmless from and against any risk of loss of Trust assets held with an Eligible Foreign Custodian in accordance with the foreign custody contract.

                                     (B) The Trustee shall exercise reasonable
                           care, prudence and diligence such as a person having responsibility for the safekeeping of Trust assets would exercise, and shall be liable to the Trust for any loss occurring as a result of its failure to do so.

                                     (C) The Trustee shall perform all duties
                           assigned to the Foreign Custody Manager by Rule 17f-5 under the Investment Company Act of 1940 (17 CFR ss. 270.17f-5), as now in effect or as such rule may be amended in the future ("Rule 17f-5"). The Trustee shall not delegate such duties.

                                     (D) The Trustee shall (i) provide the
                           Depositor with an analysis of the custody risks associated with maintaining assets with an Eligible Securities Depository; (ii) monitor the custody risks associated with maintaining assets with the Eligible Securities Depository on a continuing basis and promptly notify the Depositor of any material change in such risks; and (iii) exercise reasonable care, prudence and diligence in performing the foregoing duties. The Depositor shall instruct the Trustee to take such action as the Depositor deems appropriate in response to a notification by the Trustee provided pursuant to (ii) in the preceding sentence.

                                     (E) The Trust's Prospectus shall contain
                           such disclosure regarding foreign securities and foreign custody as is required for management investment companies by Forms N-1A and N-2. Such Prospectus shall also contain disclosure concerning the Depositor's responsibilities described in (C) above.

                                     (F) The Trustee shall maintain and keep
                           current written records regarding the basis for the choice or continued use of a particular Eligible Foreign Custodian pursuant to this subparagraph for a period of not less than six years from the end of the fiscal year in which the Trust was terminated, the first two years in an easily accessible place. Such records shall be available for inspection by Unitholders and the Securities and Exchange Commission at the Trustee's corporate trust office during its usual business hours.

                   (f) If at any time the Depositor shall fail to undertake or perform any of the duties which by the terms of this Indenture are required by it to be undertaken or performed, or such Depositor shall become incapable of acting or shall be adjudged a bankrupt or insolvent, or a receiver of such Depositor or of its property shall be appointed, or any public officer shall take charge or control of such Depositor or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then in any such case, the Trustee may: (1) appoint a successor depositor, which may be the Trustee or an affiliate, who shall act hereunder in all respects in place of such Depositor, which successor shall be satisfactory to the Trustee, and which may be compensated at rates deemed by the Trustee to be reasonable under the circumstances, by deduction ratably from the Income Account of the affected Trusts or, to the extent funds are not available in such Account, from the Capital Account of the affected Trusts, but no such deduction shall be made exceeding such reasonable amount as the Securities and Exchange Commission may prescribe in accordance with Section 26(a)(2)(C) of the Investment Company Act of 1940, or (2) terminate this Indenture and the trust created hereby and liquidate the Trust in the manner provided in Section 9.02.

                   (g) If (i) the value of a Trust as shown by any Trust Evaluation by the Trustee pursuant to Section 6.01 hereof shall be less than the $500,000 (or $3,000,000 if a Trust Evaluation of such Trust has at any time exceeded $15,000,000), the Trustee may in its discretion, and shall when so directed by the Depositor, terminate this Indenture and a Trust created hereby and liquidate such Trust, in such manner as the Depositor shall direct, or, if the Depositor does not so direct, in such manner as the Trustee determines in its discretion,
         (ii) within ninety days from the time that a Trust's registration statement has first become effective under the Securities Act of 1933, as amended, the net worth of such Trust declines to less than $100,000 or such Trust is terminated, the Trustee shall refund, on demand and without deduction, all sales charges to each person who purchased Units of such Trust, and liquidate the Securities then held by such Trust and distribute the proceeds thereof to the Unitholders of such Trust, or
         (iii) in the event that redemptions by the Depositor or any underwriter of Units of Trust constituting a part of the Units not theretofore sold to the public results in such Trust having a net worth of less than 40% of the principal amount of the Securities (or delivery statements relating to contracts for the purchase of any such Securities which, together with cash or an irrevocable letter of credit issued by a bank in the amount required for their purchase, are held by such Trust for purchase of the Securities) initially deposited in such Trust, the Trustee shall terminate such Trust and distribute the assets thereof to the Unitholders of such Trust and refund, on demand and without deduction, all sales charges to each person who purchased Units of such Trust from the Depositor or from any underwriter or dealer participating in the distribution. The Depositor agrees to reimburse the Trustee for any sales charge payments collected by the Depositor to which it is not entitled pursuant to this paragraph.

                   (h) In no event shall the Trustee be liable for any taxes or other governmental charges imposed upon or in respect of the Securities or upon the income or interest thereon or upon it as Trustee hereunder or upon or in respect of any Trust which it may be required to pay under any present or future law of the United States of America or of any other taxing authority having jurisdiction in the premises. For all such taxes and charges and for any expenses, including counsel fees, which the Trustee may sustain or incur with respect to such taxes or charges, the Trustee shall be reimbursed and indemnified out of the Income and Capital Accounts of the affected Trust, and the payment of such amounts so paid by the Trustee shall be secured by a prior lien on such Trust.

                   (i) Except as provided herein, no payment to the Depositor or to any principal underwriter (as defined in the Investment Company Act of 1940) for any Trust or to any affiliated person (as so defined) or agent of the Depositor or such underwriter shall be allowed the Trustee as an expense except for payment of such reasonable amounts as the Securities and Exchange Commission may prescribe as compensation for performing bookkeeping and other administrative services of a character normally performed by the Trustee.

                   (j) The Trustee, except by reason of its own negligence or willful misconduct, shall not be liable for any action taken or suffered to be taken by it in good faith and believed by it to be authorized or within the discretion, rights or powers conferred upon it by this Indenture.

                   (k) The Trustee in its individual or any other capacity may become an owner or pledgee of, or be an underwriter or dealer in respect of, securities issued by the same issuer (or an affiliate of such issuer) of any Securities at any time held as part of any Trust and may deal in any manner with the same or with the issuer (or an affiliate of the issuer) with the rights and powers as if it were not the Trustee hereunder.

                   (1) Each Trust may include a Letter or Letters of Credit for the purchase of Contract Securities issued by the Trustee in its individual capacity for the account of the Depositor and the Trustee may otherwise deal with the Depositor and each Trust with the same rights and powers as if it were not the Trustee hereunder.

                   (m) The Trustee is authorized to appoint as co-trustee of any Trust a trust company affiliated with the Trustee to perform the functions of custodian and receiving and paying agent.

         Notwithstanding any provision to the contrary in this Indenture, no Zero Coupon Obligations may be sold to pay the fees and expenses of an Equity and Treasury Trust, including, without limitation, fees and expenses set forth in Section 9.02(a), (b) and (c), unless the face amount of such Zero Coupon Obligations shall not be reduced below $11 per Unit.

        Section 7.02. Books, Records and Reports. The Trustee shall keep proper books of record and account of all the transactions of each Trust under this Indenture at its corporate trust office, including a record of the name and address of, and the Units issued by each Trust and held by, every Unitholder, and such books and records of each Trust shall be open to inspection by any Unitholder of such Trust at all reasonable times during the usual business hours. The Trustee shall make such annual or other reports as may from time to time be required under any applicable state or federal statute or rule or regulation thereunder.

         Unless the Depositor determines that such an audit is not required, the accounts of each Trust shall be audited not less than annually by independent public accountants designated from time to time by the Depositor and reports of such accountants shall be furnished by the Trustee, upon request, to Unitholders. The Trustee, however, in connection with any such audits shall not be obligated to use Trust assets to pay for such audits in excess of the amounts permitted by law or as may be indicated in the Prospectus relating to such Trust.

         To the extent permitted under the Investment Company Act of 1940 as evidenced by an opinion of independent counsel to the Depositor satisfactory to the Trustee or "no-action" letters issued by the staff of the Securities and Exchange Commission, the Trustee shall pay, or reimburse to the Depositor or others, from the Income or Capital Account the costs of the preparation of documents and information with respect to each Trust required by law or regulation in connection with the maintenance of a secondary market in units of each Trust. Such costs may include but are not limited to accounting and legal fees, blue sky registration and filing fees, printing expenses and other reasonable expenses related to documents required under federal and state securities laws.

        Section 7.03. Indenture and List of Securities on File. The Trustee shall keep a certified copy or duplicate original of this Indenture on file at its corporate trust office available for inspection at all reasonable times during the usual business hours by any Unitholder, together with a current list of the Securities in each Trust.

        Section 7.04. Compensation. Subject to the provisions of Section 3.14 hereof, including the assumption of expenses therein with respect to an Equity and Treasury Trust, the Trustee shall receive at the times set forth in Section 3.05, as compensation for performing ordinary normal recurring services under this Indenture, an amount calculated at the annual compensation rate stated in the Trust Agreement and will be computed based on the number of Units outstanding as of January 1 of such year except for a Trust during the year or years in which an initial offering period as determined in Section 5.01 of this Indenture occurs, in which case the fee for a month is based on the number of Units outstanding at the end of such month (such annual fee to be pro rated for any calendar year in which the Trustee provides services during less than the whole of such year). The Trustee shall charge a pro rated portion of its annual fee at the times specified in Section 3.05, which pro rated portion shall be calculated on the basis of the largest number of Units in such Trust at any time during the period subsequent to the Initial Date of Deposit. The Trustee may from time to time adjust its compensation as set forth above, provided that total adjustment upward does not, at the time of such adjustment, exceed the percentage of the total increase, after the date hereof, in consumer prices for services as measured by the United States Department of Labor Consumer Price Index entitled "All Services Less Rent." The consent or concurrence of any Unitholder hereunder shall not be required for any such adjustment or increase. Such compensation shall be charged by the Trustee against the Income and Capital Accounts of each Trust; provided, however, that such compensation shall be deemed to provide only for the usual, normal and proper functions undertaken as Trustee pursuant to this Indenture.

         The Trustee shall charge the Income and Capital Accounts for any and all expenses and disbursements incurred hereunder, including legal and auditing expenses, and for any extraordinary services performed hereunder, which extraordinary services shall include but not be limited to all costs and expenses incurred by the Trustee in making any annual or other reports or other documents referred to in Sections 7.01 and 7.02; provided, however, that the amount of any such charge which has not been finally determined as of any calculation time may be estimated and any necessary adjustments shall be made. Provided, further, that if the balances in the Income and Capital Accounts shall be insufficient to provide for amounts payable pursuant to this Section 7.04, the Trustee shall have the power to sell Securities in the manner provided in
Section 6.02; provided, however, that no Zero Coupon Obligations may be sold to pay any fees or expenses of an Equity and Treasury Trust, unless the face amount of such Zero Coupon Obligations shall not be reduced below $11 per Unit. If other Securities are not available in an Equity and Treasury Trust's Accounts to sell for such purpose, then such fees and expenses shall be paid in accordance with Section 3.14 hereof. The Trustee shall not be liable or responsible in any way for depreciation or loss incurred by reason of any such sale.

         The Trustee shall be indemnified ratably by the affected Trust and held harmless against any loss or liability accruing to it without negligence, bad faith or willful misconduct on its part, arising out of or in connection with the acceptance or administration of this Fund, including the costs and expenses (including counsel fees) of defending itself against any claim of liability in the premises, including any loss, liability or expense incurred in acting pursuant to written directions to the Trustee given by the Depositor from time to time in accordance with the provisions of this Indenture or in undertaking actions from time to time which the Trustee deems necessary in its discretion to protect a Trust and the rights and interests of the Unitholders pursuant to the terms of this Indenture. Any moneys payable to the Trustee under this Section
7.04 shall be secured by a lien on the Trust prior to the interest of Unitholders.

     Section 7.05. Removal and Resignation of Trustee; Successor. The following provisions shall provide for the removal and resignation of the Trustee and the appointment of any successor trustee:

                   (a) The Trustee or any trustee or trustees hereafter appointed may resign and be discharged of the Trusts created by this Indenture, by executing an instrument in writing resigning as Trustee of such Trusts and filing same with the Depositor and mailing a copy of a notice of resignation to all Unitholders then of record, not less than 60 days before the date specified in such instrument when, subject to Section 7.05(e), such resignation is to take effect. Upon receiving such notice of resignation, the Depositor shall promptly appoint a successor trustee as hereinafter provided, by written instrument, in duplicate, one copy of which shall be delivered to the resigning Trustee and one copy to the successor trustee. The Depositor may at any time remove the Trustee, with or without cause, and appoint a successor trustee by written instrument, in duplicate, one copy of which shall be delivered to the Trustee so removed and one copy to the successor trustee. Notice of such resignation or removal of a trustee and appointment of a successor trustee shall be mailed by the successor trustee, promptly after its acceptance of such appointment, to each Unitholder then of record.

                   (b) Any successor trustee appointed hereunder shall execute, acknowledge and deliver to the Depositor and to the resigning or removed Trustee an instrument accepting such appointment hereunder, and such successor trustee without any further act, deed or conveyance shall become vested with all the rights, powers and duties and obligations of its predecessor hereunder with like effect as if originally named Trustee herein and shall be bound by all the terms and conditions of this Indenture. Upon the request of such successor trustee, the Depositor and the resigning or removed Trustee shall, upon payment of any amounts due the resigning or removed Trustee, or provision therefor to the satisfaction of such resigning or removed Trustee, execute and deliver an instrument acknowledged by it transferring to such successor trustee all the rights and powers of the resigning or removed Trustee; and the resigning or removed Trustee shall transfer, deliver and pay over to the successor trustee all Securities and moneys at the time held by it hereunder, together with all necessary instruments of transfer and assignment or other documents properly executed necessary to effect such transfer and such of the records or copies thereof maintained by the resigning or removed Trustee in the administration hereof as may be requested by the successor trustee, and shall thereupon be discharged from all duties and responsibilities under this Indenture.

                   (c) In case at any time the Trustee shall resign and no successor trustee shall have been appointed and have accepted appointment within 30 days after notice of resignation has been received by the Depositor, the retiring Trustee may forthwith apply to a court of competent jurisdiction for the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, appoint a successor trustee.

                   (d) Any corporation into which any trustee hereunder may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which any trustee hereunder shall be a party, shall be the successor trustee under this Indenture without the execution or filing of any paper, instrument or further act to be done on the part of the parties hereto, anything herein, or in any agreement relating to such merger or consolidation, by which any such trustee may seek to retain certain powers, rights and privileges theretofore obtaining for any period of time following such merger or consolidation, to the contrary notwithstanding.

                   (e) Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to this Section shall become effective upon acceptance of appointment by the successor trustee as provided in subsection (b) hereof.

        Section 7.06. Qualifications of Trustee. The Trustee shall be a corporation organized and doing business under the laws of the United States or any state thereof, which is authorized under such laws to exercise corporate trust powers and having at all times aggregate capital, surplus and undivided profits of not less than $5,000,000.


                                  ARTICLE VIII

                              RIGHTS OF UNITHOLDERS

        Section 8.01. Beneficiaries of Trust. By the purchase and acceptance or other lawful delivery and acceptance of any Unit, whether certificated or not, the Unitholder shall be deemed to be a beneficiary of such Trust created by this Indenture and vested with all right, title and interest in such Trust to the extent of the Unit or Units set forth and whether evidenced by such Certificate or held in uncertificated form, subject to the terms and conditions of this Indenture.

     Section 8.02. Rights, Terms and Conditions. In addition to the other rights and powers set forth in the other provisions and conditions of this Indenture, the Unitholders shall have the following rights and powers and shall be subject to the following terms and conditions:

                   (a) A Unitholder may at any time prior to the Trustee's close of business as of the date on which the Trust is terminated tender his Units or his Certificate(s) if held in certificated form (including any temporary Certificate or other evidence of ownership of Units of such Trust, issued by the Trustee or the Depositor) to the Trustee for redemption, subject to and in accordance with Section 6.02.

                   (b) The death or incapacity of any Unitholder shall not operate to terminate this Indenture or a related Trust, nor entitle his legal representatives or heirs to claim an accounting or to take any action or proceeding in any court of competent jurisdiction for a partition or winding up of the Fund or a related Trust, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them. Each Unitholder expressly waives any right he may have under any rule of law, of the provisions of any statute, or otherwise, to require the Trustee at any time to account, in any manner other than as expressly provided in this Indenture, in respect of the Securities or moneys from time to time received, held and applied by the Trustee hereunder.

                   (c) No Unitholder shall have any right to vote or in any manner otherwise control the operation and management of the Fund, a related Trust, or the obligations and management of the Trust, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates which may have been issued, be construed so as to constitute the Unitholders from time to time as partners or members of an association; nor shall any Unitholder ever be under any liability to any third persons by reason of any action taken by the parties to this Indenture, or any other cause whatsoever.


                                   ARTICLE IX


                 ADDITIONAL COVENANTS; MISCELLANEOUS PROVISIONS

        Section 9.01. Amendments. (a) This Indenture may be amended from time to time by the Depositor and Trustee hereto or their respective successors, without the consent of any of the Unitholders (i) to cure any ambiguity or to correct or supplement any provision contained herein which may be defective or inconsistent with any other provision contained herein, (ii) to make such other provision regarding matters or questions arising hereunder as shall not adversely affect the interests of the Unitholders or (iii) to make such amendments as may be necessary (a) for the Trust to continue to qualify as a regulated investment company for federal income tax purposes if the Trust has elected to be taxed as such under the United States Internal Revenue Code of 1986, as amended, or (b) to prevent the Trust from being deemed an association taxable as a corporation for federal income tax purposes if the Trust has not elected to be taxed as a regulated investment company under the United States Internal Revenue Code of 1986, as amended. This Indenture may not be amended, however, without the consent of all Unitholders then outstanding, so as (1) to permit, except in accordance with the terms and conditions hereof, the acquisition hereunder of any Securities other than those specified in the Schedules to the Trust Agreement or (2) to reduce the aforesaid percentage of Units the holders of which are required to consent to certain of such amendments. This Indenture may not be amended so as to reduce the interest in a Trust represented by Units (whether evidenced by Certificates or held in uncertificated form) without the consent of all affected Unitholders.

         (b) Except for the amendments, changes or modification as provided in
Section 9.01(a) hereof, neither the parties hereto nor their respective successors shall consent to any other amendment, change or modification of this Indenture without the giving of notice and the obtaining of the approval or consent of Unitholders representing at least 51% of the Units then outstanding of the affected Trust. Nothing contained in this Section 9.01(b) shall permit, or be construed as permitting, a reduction of the aggregate percentage of Units the holders of which are required to consent to any amendment, change or modification of this Indenture without the consent of the Unitholders of all of the Units then outstanding of the affected Trust and in no event may any amendment be made which would (1) alter the rights to the Unitholders as against each other, (2) provide the Trustee with the power to engage in business or investment activities other than as specifically provided in this Indenture or
(3) adversely affect the tax status of the Trust for federal income tax purposes.

         (c) Promptly after the execution of any such amendment the Trustee shall furnish written notification to all then outstanding Unitholders of the substance of such amendment.

        Section 9.02. Termination. This Indenture and each Trust created hereby shall terminate upon the maturity, redemption, sale or other disposition as the case may be of the last Security held in such Trust hereunder unless sooner terminated as hereinbefore specified, and may be terminated at any time by the written consent of Unitholders representing at least 66 2/3% of the Units of the Trust then outstanding; provided that in no event shall any Trust continue beyond the Mandatory Termination Date. Upon the date of termination the registration books of the Trustee shall be closed.

         In the event of a termination, the Trustee shall proceed to liquidate the Securities then held and make the payments and distributions provided for hereinafter in this Section 9.02 based on such Unitholder's pro rata interest in the balance of the Capital and Income Accounts after the deductions herein provided. Written notice shall be given by the Trustee in connection with any termination to each Unitholder at his address appearing on the registration books of the Trustee and in connection with a Mandatory Termination Date such notice shall be given no later than 30 days before the Mandatory Termination Date. Included with such notice shall be a form to enable Unitholders owning that number of Units referred to in the Prospectus to request an In Kind Distribution rather than payment totally in cash upon termination. Such request must be returned to the Trustee at least five Business Days prior to the Mandatory Termination Date. Unitholders who do not effectively request an In Kind Distribution shall receive their distribution upon termination in cash.

         In connection with any such termination, the Trustee shall segregate

               (i) such number of Equity Securities as the Trustee, in its sole discretion, determines shall be necessary to liquidate to provide for fees and expenses of such Trust and

               (ii) such number of the remaining Equity Securities as shall be necessary to satisfy distributions to Unitholders electing an In Kind Distribution.

         The Trustee will liquidate the Zero Coupon Obligations then held, if any, and the Equity Securities not segregated for In Kind Distributions during such period and in such daily amounts as the Depositor shall direct. The Depositor shall direct the liquidation of the Equity Securities in such manner as to effectuate orderly sales and a minimal market impact. In the event the Depositor does not so direct, the Securities shall be sold within a reasonable period and in such manner as the Trustee, in its sole discretion, shall determine. The Trustee shall not be liable for or responsible in any way for depreciation or loss incurred by reason of any sale or sales made in accordance with the Depositor's direction or, in the absence of such direction, in the exercise of the discretion granted by this Section 9.02. The Trustee shall deduct from the proceeds of these sales and pay any tax or governmental charges and any brokerage commissions in connection with such sales. Amounts received by the Trustee representing the proceeds from the sales of Securities shall be credited to the related Capital Account.

         Not later than the fifth Business Day following receipt of all proceeds of sale of the Securities, the Trustee shall:

                   (a) deduct from the Income Account of such Trust or, to the extent that funds are not available in such Account of such Trust, from the Capital Account of such Trust, and pay to itself individually an amount equal to the sum of (i) its accrued compensation for its ordinary recurring services, (ii) any compensation due it for its extraordinary services in connection with such Trust, and (iii) any costs, expenses or indemnities in connection with such Trust as provided herein;

                   (b) deduct from the Income Account of such Trust or, to the extent that funds are not available in such Account, from the Capital Account of such Trust, and pay accrued and unpaid fees of the Depositor, the Supervisor and counsel in connection with such Trust, if any;

                   (c) deduct from the Income Account of such Trust or the Capital Account of such Trust any amounts which may be required to be deposited in the Reserve Account and any other amounts which may be required to meet expenses incurred under this Indenture in connection with such Trust;

                   (d) make final distributions from such Trust, against surrender for cancellation of all of each Unitholder's Certificate or Certificates, if issued, as follows:

                            (i) to each Unitholder requesting an In Kind
                  Distribution (y) such holder's pro rata portion of each of the Equity Securities segregated for distribution in kind, in whole shares, and (z) cash equal to such Unitholder's pro rata portion of the Income and Capital Accounts as follows: (1) a pro rata portion of the net proceeds of sale of the Equity Securities representing any fractional shares included in such Unitholder's pro rata share of the Equity Securities not segregated for liquidation to provide for Trust expenses, (2) cash equal to such Unitholder's pro rata share of the net proceeds of liquidation of the Zero Coupon Securities, if any, and (3) cash equal to such Unitholder's pro rata share of the sum of the cash balances of the Income and Capital Accounts as of the maturity Date in the case of an Equity and Treasury Trust and as of the Mandatory Termination date of the Zero Coupon Obligations in the case of an Equity Trust plus, in either case, the net proceeds of sale of the Equity Securities segregated for liquidation to provide for Trust expenses less deduction of the fees and expenses specified in this Section
                  9.02 and less deduction of the Trustee's cost of registration and delivery of such Unitholder's Equity Securities;

                         (ii) to each Unitholder receiving distribution in cash,
                    such holder's pro rata share of the cash balances of the Income and Capital Accounts; and

                          (iii) on the conditions set forth in Section 3.04
                  hereof, to each Unitholder such Unitholder's pro rata share of the balance of the Reserve Account.

                  In Kind Distributions of Equity Securities shall be made by the Trustee through the distribution of each of the Equity Securities in book-entry form to the account of the Unitholder's bank or broker-dealer at the Depository Trust Company; and

                   (e) within 60 days after the distribution to each Unitholder as provided for in (d), furnish to each such Unitholder a final distribution statement, setting forth the data and information in substantially the form and manner provided for in Section 3.06 hereof.

         The Trustee shall be under no liability with respect to moneys held by it in the Income, Reserve and Capital Accounts of a Trust upon termination except to hold the same in trust within the meaning of the Investment Company Act of 1940, without interest until disposed of in accordance with the terms of this Indenture.

        Section 9.03. Termination of a Target Index. Notwithstanding anything to the contrary herein, if at any time an Index Trust's Target Index shall no longer be compiled, maintained or made available, the Depositor may (a) direct that the Index Trust continue to be operated hereunder utilizing the components of the Target Index, and the percentage weightings of such components, as existed on the last date on which the Target Index components and weightings were available to the Trust or (b) direct the Trustee to terminate this Indenture and the related Index Trust and liquidate the Index Trust in such manner as the Depositor shall direct.

     Section 9.04. Construction. This Indenture is executed and delivered in the state of New York, and all laws or rules of construction of such state shall govern the rights of the parties hereto and the Unitholders and the interpretation of the provisions hereof.

        Section 9.05. Registration of Units. Except as provided herein, the Depositor agrees and undertakes on its own part to register the Units with the Securities and Exchange Commission or other applicable governmental agency, federal or state, pursuant to applicable federal or state statutes, if such registration shall be required, and to do all things that may be necessary or required to comply with this provision during the term of the Trusts created hereunder, and the Trustee shall incur no liability or be under any obligation or expenses in connection therewith.

        Section 9.06. Written Notice. Any notice, demand, direction or instruction to be given to the Depositor hereunder shall be in writing and shall be duly given if mailed or delivered to the Depositor, 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, Illinois 60181-5555, or at such other address as shall be specified by the Depositor to the other parties hereto in writing.

         Any notice, demand, direction or instruction to be given to the Trustee shall be in writing and shall be duly given if delivered to the corporate trust office of the Trustee at 101 Barclay Street, 17th Floor, New York, New York 10286, Attention: Unit Trust Division, or to such other address as shall be specified by the Trustee to the other parties in writing.

         Any notice, demand, direction or instruction to be given to the Supervisor shall be in writing and shall be duly given if mailed or delivered to the Supervisor at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, Illinois 60181-5555, or at such other address as shall be specified by the Supervisor to the other parties in writing.

         Any notice to be given to the Unitholders shall be duly given if mailed by first class mail with postage prepaid or delivered to each Unitholder at the address of such holder appearing on the registration books of the Trustee.

         Section 9.07. Severability. If any one or more of the covenants, agreements, provisions or terms of this Indenture shall be held contrary to any express provision of law or contrary to policy of express law, though not expressly prohibited, or against public policy, or shall for any reason whatsoever be held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Indenture and shall in no way affect the validity or enforceability of the other provisions of this Indenture or of the Certificates or the rights of the Unitholders.

     Section 9.08. Dissolution of Depositor Not to Terminate. The dissolution of the Depositor for any cause whatsoever shall not operate to terminate this Indenture or any Trust insofar as the duties and obligations of the Trustee are concerned.


               EXECUTION OF STANDARD TERMS AND CONDITIONS OF TRUST

         IN WITNESS WHEREOF, the parties hereto shall each cause these Standard Terms and Conditions of Trust to be executed by authorized officers by executing a Trust Agreement incorporating by reference these Standard Terms and Conditions of Trust and designating any exclusions from or additions or exceptions to such incorporation by reference for the purposes of each Trust or variation of the terms hereof for the purposes of each Trust.